LOAN AND SECURITY AGREEMENT
                          (dated as of April 23, 1997)


GREENFIELD COMMERCIAL CREDIT, L.L.C. ("Lender")


Gentlemen:

        This Agreement, effective as of the date accepted by you, sets forth the terms and conditions upon which you will make loans and advances and extend other financial accommodations (the "Loans") (as set forth herein and in riders attached hereto) to the undersigned (as "Borrower") for the benefit of Borrower and the other parties signing this Agreement as Guarantors, collectively referred to herein as "we," "us" or "our"):

        1.     DEFINITIONS.  As used herein:

               (A) "Advances" means loans to Borrower under this Agreement and the Revolving Credit Loan Rider and evidenced by the Revolving Credit Note.

               (B) "Collateral" means all of our (except as to John Gaylord) presently owned and hereafter acquired:

                    (i) accounts (whether or not earned by performance), proceeds of any letter of credit naming us as a beneficiary, chattel paper, contracts, contract rights, instruments and documents (individually and collectively referred to as "Accounts");

                    (ii) general intangibles (including, without limitation, tax refunds, tax refund claims, trade names, goodwill, trademarks, copyrights, processes, patents, patent rights, patent applications, licenses, inventories, royalties, and/or commission and permits, choses-in-action) (individually and collectively referred to as "Intangibles");

                    (iii) goods, merchandise and other personal property, wherever located, to be furnished under any contract of service or held for sale or lease, all raw materials, work in process, finished goods and materials and supplies of any kind, nature or description which are or might be used or consumed in our business or used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise and other personal property including without limitation such goods which give rise to any Accounts or Intangibles and which goods have been returned to or repossessed or stopped in transit by us ("Inventory");

                    (iv) tangible goods (other than Inventory), equipment and fixtures, including, without limitation, office machines, computer equipment and accessories, tools, dies, furniture, and vehicles together with all accessions, parts and appurtenances thereto appertaining or attached or kept or used or intended for use in connection therewith, and all substitutions, renewals, improvements and replacements of and additions thereto (sometimes hereinafter individually and collectively referred to as "Equipment");

                    (v)      all other  property now or at any time hereafter in
                             your   possession   (including   monies,    deposit
                             accounts, claims and credit balances); and

                    (vi) all interests in any lease of real property or personal property, whether as a lessor or lessee, including all options to purchase any leased property, and all leasehold improvements;

                    (vii)    all stock owned by Borrower in each Guarantor;

                    (viii) books, blueprints, drawings and records related to any of the foregoing as described in subsection (i) through (v) above;

and all proceeds (including proceeds of any insurance policies) and products of and accessions to all the foregoing described property in which we may have any right, title or interest.

               (C) "Consignment Inventory" means inventory acquired under a consignment agreement.

               (D) "Default" shall have the meaning set forth in Paragraph of this Agreement.

               (E) "Guarantor" means each of the parties executing this Agreement as so identified on the signature pages below. The Guarantors that are corporate entities are also sometimes referred to as the "Corporate Guarantors" (and each a "Corporate Guarantor").

               (F) "Indebtedness" means all of our present and future obligations, liabilities, debts, claims and indebtedness, contingent, fixed or otherwise, however evidenced, created, incurred acquired, owing or arising, whether under written or oral agreement, operation of law, or otherwise, and includes, without limiting the foregoing (i) Obligations, (ii) obligations and liabilities of any Person secured by a lien, claim, encumbrance, or security interest upon property owned by us, even though we have not assumed or become liable therefor, (iii) obligations and liabilities created or arising under any lease (including capitalized leases) or conditional sales contract or other title retention agreement with respect to property used or acquired by us, even though the rights and remedies of the lessor, seller or lender are limited to repossession, (iv) all unfunded pension fund obligations and liabilities, and
(v) deferred taxes.

               (G) "Loan Account" means the account established and maintained by Lender on its books and records for each of the Loans.

               (H) "Loan Documents" means this Agreement, the Notes and all other documents and instruments executed pursuant to or in connection with this Agreement and the Loans.

               (I)  "Notes" means  the Revolving  Credit Note and the  Term Loan
Note.

               (J) "Obligations" means all present and future loans, advances, debts, liabilities, obligations, covenants, duties and Indebtedness owing by us to you, whether evidenced by any note, or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, loan, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment and any participation by you in our debts owing to others), absolute or contingent, due or to become due, including, without limitation, all interest, charges, expenses, fees, attorneys' fees and any other sums chargeable to us hereunder or under any other agreement with you, including, without limitation, the Notes.

               (K) "Obligor" means Borrower or any Guarantor of the Obligations, individually or collectively.

               (L) "Person" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, government, or any agency or political division thereof, or any other entity.

               (M) "Prime Rate" means the interest rate published from day to day in the Wall Street Journal in its "Money Rates" column as the "Prime Rate." Should such publication not continue to publish the Prime Rate or a substitute rate, then Lender will select a comparable announced rate. The Prime Rate will change at any time the "Prime Rate" changes. From and after an event of default or maturity, interest will be at the Prime Rate, plus twelve (12.0%) percent.

               (N) "Term Sheet" means the document attached to this Agreement and to each Rider which contains other terms and conditions of this transaction.

               (O) Any accounting terms used in this Agreement, unless otherwise indicated, shall have the meanings customarily given to them in accordance with generally accepted accounting principles.

               (P) All other terms contained in this Agreement, unless otherwise indicated, shall have the meanings provided by the Uniform Commercial Code of the state set forth in Paragraph ("Code") to the extent the same are defined therein.

        2.     LOANS.

               (A) Revolving Credit Loan; Loan Advances. You will establish a revolving credit loan facility (the "Revolving Credit Loan") and, subject to the terms of this Agreement, you may, in your sole discretion and upon our request, make Advances to us from time to time, pursuant to the Revolving Credit Loan Rider attached hereto and made a part hereof (the "Rider"). You may, in your sole discretion and without notice to us, disburse any or all of the proceeds of any or all of the Advances made by you to such person or persons as you deem necessary to insure that the security interest in or lien upon the Collateral shall at all times have the priority represented by us in this Agreement. You may, in your sole discretion, at any time reduce the Percentage Advance Rate or the Advance amounts set forth in any Rider. You may, from time to time, reimburse yourself for any loan, interest due, fees or expenses, or any third party for any of our Obligations by charging our Loan Account with you. You may deduct from the Advances under this Agreement reserves for accrued interest and such other reserves as you deem proper and necessary.

               (B) Term  Loan.  You will loan to us at  closing an amount in the aggregate  principal  sum of  $350,000.00  (the  "Term  Loan"),  which  shall be evidenced by a Term Loan Note in form acceptable to Lender executed simultaneously herewith.

               (C) Promissory Notes. The Loans shall be evidenced by the Notes executed by us simultaneously herewith, in form satisfactory to you, and shall be payable at your principal place of business.

Interest and principal payable by us under the Notes shall be paid at the times, in the amounts, on the terms and at the rates set forth in the Rider and the Term Note. All amounts owing to you as evidenced by the Notes or otherwise shall constitute part of the Obligations.

               (D) Interest and Other Charges. We shall pay you interest on the daily outstanding balance of the Notes at a rate determined by reference to the Prime Rate set forth in the Rider and the Term Note. In no event whatsoever shall the interest rate and other charges charged hereunder exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in the final determination, deem applicable hereto. In the event that a court determines that you have received interest or other charges hereunder in excess of the highest rate applicable hereto, you shall promptly, in your sole discretion, either apply such amount to the Obligations or refund such amount to us and the provisions herein shall be deemed amended to provide for such permissible rate.

               (E) Term. The Term of this Agreement and of Loans shall be on demand, but if demand is not made, then no later than:

                    (i) Revolving Credit Loan. July 22, 1997 (the "First Maturity Date"), except that Borrower shall have the option to extend the Revolving Credit Loan on the same terms and conditions to the Final Maturity Date (as defined below) upon payment to Lender of the sum of $5,000.00 as a loan extension fee, by not later than the fifteenth (15th) calendar day prior to the First Maturity Date, provided that no Default shall have occurred and be continuing as of the First Maturity Date;

                    (ii)     Term Loan.  October 20,  1997 (the "Final  Maturity
                             Date").

               (F) Monthly Accounting. You will provide us, monthly, with an account of advances, charges and payments made pursuant to this Agreement. Such account shall be deemed correct, accurate and binding upon us and an account stated (except for reverses and reapplications of payments made as provided in Paragraph hereof, and corrections or errors discovered by you), unless we notify you in writing to the contrary within thirty (30) days after each account is rendered.

        3.     COLLATERAL.

               (A) Grant of Security Interest. As security for the Obligations, Borrower and each Guarantor hereby grant you a continuing first priority perfected security interest in the Collateral, except that such security interest shall be subordinate in right of priority to any Inventory which is consigned inventory under the Code ("Consignment Inventory"). We acknowledge that nothing contained in this Agreement or in any Rider shall be (i) construed as your agreement to resort or look to a particular type of Collateral as security for any loan to us, or limit in any way your right to resort to any or all of the Collateral as security for any of the Obligations, or (ii) deemed to limit or reduce any security interest in or lien upon any portion of the Collateral for the Obligations.

               (B) Perfection of Security Interest; Protection of Security Interest. We shall, at our expense, perform all steps reasonably requested by you at any time to perfect, maintain, protect, and enforce your security interest in the Collateral, including, without limitation, executing and filing financing or continuation statements, and amendments thereof, in form and substance satisfactory to you, delivering Uniform Commercial Code search reports before and after closing, placing notations on our books of account to disclose your security interest therein, and taking such other steps as are reasonably deemed necessary by you to maintain your control of and security interest in the Collateral, and delivering to you all letters of credit on which we are named beneficiary. You may file, without our signature, one or more financing statements disclosing your security interest under this Agreement. We agree that a carbon, photographic, photostatic, or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. If any Collateral is at any time in the possession or control of any warehouseman, bailee or any of our agents or processors, we shall notify such person of your security interest in such Collateral and, upon your request, instruct them to hold all such Collateral for your account subject to your instructions. From time to time, we shall, upon your request, execute and deliver confirmatory written instruments pledging to you the Collateral, but our failure to do so shall not affect or limit your security interest or other rights in and to the Collateral. Until all Obligations have been fully satisfied, your security interest in the Collateral shall continue in full force and effect.

        4. GUARANTIES. As an inducement to Lender to enter into the transactions contemplated by this Agreement, each Guarantor agrees with Lender as follows:

               (A)    Guarantee of Obligations.

                      (i) Each Guarantor hereby (x) guarantees, as principal obligor and not as surety only, to Lender the prompt payment of the principal of and any and all accrued and unpaid interest (including interest which otherwise may cease to accrue by operation of any insolvency law, rule, regulation or interpretation thereof) on the Advances and all other Obligations including the Notes, of Borrower to Lender under this Agreement when due, whether by scheduled maturity, acceleration or otherwise, all in accordance with the terms of this Agreement and the Notes, including, without limitation, default interest, indemnification payments and all reasonable costs and expenses incurred by Lender in connection with enforcing the Obligations of Borrower hereunder, including without limitation the reasonable fees and disbursements of counsel,
(y) guarantees the prompt and punctual performance and observance of each and every term, covenant or agreement contained in this Agreement and the Note to be performed or observed on the part of Borrower and (z) agrees to make prompt payment, on demand, of any and all reasonable costs and expenses incurred by Lender in connection with enforcing the obligations of the Guarantors hereunder, including, without limitation, the reasonable fees and disbursements of counsel (all of the foregoing being collectively referred to as the "Guaranteed Obligations.")

                      (ii) If for any reason any duty, agreement or obligation of Borrower contained in this Agreement shall not be performed or observed by Borrower as provided therein, or if any amount payable under or in connection with this Agreement shall not be paid in full when the same becomes due and payable, each Guarantor undertakes to perform or cause to be performed promptly each of such duties, agreements and obligations and to pay forthwith each such amount to Lender regardless of any defense or setoff or counterclaim which Borrower may have or assert, and regardless of any other condition or contingency.

               (B) Nature of Guaranty. The obligations of each Guarantor hereunder constitute an absolute and unconditional and irrevocable guaranty of payment and not a guaranty of collection and are wholly independent of and in addition to other rights and remedies of Lender and are not contingent upon the pursuit by Lender of any such rights and remedies, such pursuit being hereby waived by each Guarantor.

               (C) Waivers and Other Agreements. Each Guarantor hereby unconditionally (i) waives any requirement that Lender, upon the occurrence of a Default first make demand upon, or seek to enforce remedies against, Borrower or any other Guarantor before demanding payment under or seeking to enforce the obligations of any Guarantor hereunder, (ii) covenants that the obligations of the Guarantors hereunder will not be discharged except by complete performance of all obligations of Borrower contained in this Agreement and the Notes, (iii) agrees that the obligations of the Guarantors hereunder shall remain in full force and effect without regard to, and shall not be affected or impaired, without limitation, by any invalidity, irregularity or unenforceability in whole or in part of this Agreement, the Notes or any security agreement ("Security Document"), or any limitation on the liability of Borrower thereunder, or any limitation on the method or terms of payment thereunder which may or hereafter be caused or imposed in any manner whatsoever (including, without limitation, usury laws), (iv) waives diligence, presentment and protest with respect to, and any notice of default or dishonor in the payment of any amount at any time payable by Borrower under or in connection with this Agreement or the Notes, and further waives any requirement of notice of acceptance of, or other formality relating to, the obligations of the Guarantors hereunder and (v) agrees that the Guaranteed Obligations shall include any amounts paid by Borrower to Lender which may be required to be returned to Borrower or any Guarantor or to any representative, trustee, custodian or receiver for Borrower or any such Guarantor.

               (D) Obligations Absolute. The obligations, covenants, agreements and duties of the Guarantors under this Agreement shall not be released, affected or impaired by any of the following whether or not undertaken with notice to or consent of any Guarantor: (i) an assignment or transfer, in whole or in part, of the Advances made to Borrower or of this Agreement or any Note although made without notice to or consent of the Guarantors, or (ii) any waiver by Lender or by any other person, of the performance or observance by Borrower of any of the agreements, covenants, terms or conditions contained in this Agreement, any Note or any Security Document, or (iii) any indulgence in or the extension of the time for payment by Borrower of any amounts payable under or in connection with this Agreement or any Note, or of the time for performance by Borrower of any other obligations under or arising out of this Agreement or any Note, or the extension or renewal thereof, or (iv) the modification, amendment or waiver (whether material or otherwise) of any duty, agreement or obligation of Borrower set forth in the Loan Documents (the modification, amendment or waiver from time to time of the Loan Documents being expressly authorized without further notice to or consent of any Guarantors), or (v) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Borrower or any receivership, insolvency, bankruptcy, reorganization, or other similar proceedings, affecting Borrower or any of its assets, or (vi) the merger or consolidation of Borrower or any Guarantor with any other person, or (vii) the release or discharge, by operation of law, of Borrower or any Guarantor from the performance or observance of any agreement, covenant, term or condition contained in the Loan Documents, or (viii) any other cause whether similar or dissimilar to the foregoing which would release, affect or impair the obligations, covenants, agreements or duties of the Guarantors hereunder.

               (E) No Investigation by Lender. Each Guarantor hereby waives unconditionally any obligation which, in the absence of such provision, Lender might otherwise have to investigate or to assure that there has been compliance with the law of any jurisdiction with respect to the Guaranteed Obligations recognizing that, to save both time and expense, each Guarantor has requested that Lender not undertake such investigation. Each Guarantor hereby expressly confirms that the obligations of such Guarantor hereunder shall remain in full force and effect without regard to compliance or noncompliance with any such law and irrespective of any investigation or knowledge of Lender of any such law.

               (F) Indemnity. As a separate, additional and continuing obligation, each Guarantor unconditionally and irrevocably undertakes and agrees with Lender that, should the Guaranteed Obligations not be recoverable from the Guarantors under Section for any reason whatsoever (including, without limitation, by reason of any provision of this Agreement or the Notes or any other agreement or instrument executed in connection herewith being or becoming void, unenforceable, or otherwise invalid under any applicable law) then, notwithstanding any knowledge thereof by Lender at any time, each Guarantor as sole, original and independent obligor, upon demand by Lender, will make payment to Lender of the Guaranteed Obligations by way of a full indemnity in such currency and otherwise in such manner as is provided in this Agreement and the Notes.

               (G) Subordination, Subrogation, Etc. Each Guarantor agrees that any present or future indebtedness, obligations or liabilities of Borrower to any Guarantor shall be fully subordinate and junior in right and priority of payment to any present or future indebtedness, obligations or liabilities of Borrower to Lender. Each Guarantor waives any right of subrogation to the rights of Lender against Borrower or any other person obligated for payment of the Guaranteed Obligations and any right of reimbursement or indemnity whatsoever arising or accruing out of any payment which any Guarantor may make pursuant to this Agreement and the Notes, and any right of recourse to security for the debts and obligations of Borrower, unless and until the entire principal balance of and interest on the Guaranteed Obligations shall have been paid in full.

               (H) Waiver. To the extent that it lawfully may, each Guarantor agrees that it will not at any time insist upon or plead, or in any manner whatsoever claim or take any benefit or advantage of any applicable present or future stay, extension or moratorium law, which may affect observance or performance of the provisions of the Loan Documents; nor will it claim, take or insist upon any benefit or advantage of any present of future law providing for the evaluation or appraisal of any security for its obligations hereunder or those of Borrower under this Agreement and under the Notes prior to any sale or sales thereof which may be made under or by virtue of any instrument governing the same; nor will it, after any such sale or sales claim or exercise any right, under any applicable law, to redeem any portion of such security so sold.

        5.     CHARGES AND INSURANCE.

               (A) Charges. You may, in your discretion, at any time discharge any lien or encumbrance on or against any of the Collateral, or bond the same, pay any insurance, maintain guards, pay any service bureau, or obtain any record and charge the cost thereof to our loan account.

               (B) Insurance. At your request, we shall insure the Collateral in your name against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as you shall specify in amounts, under policies and by insurers acceptable to you. Each policy shall include a provision for thirty (30) days prior written notice to you of any cancellation or substantial modification and shall show you as mortgagee/secured party and loss payee in a manner acceptable to you. All premiums shall be paid by us and the policies shall be delivered to you. If we fail to do so, you may (but shall not be required to) procure such insurance at our expense.

        6.     EXAMINATION OF RECORDS; REPORTING.

               (A) Examination of Records. You may at all reasonable times have access to, examine, audit, make extracts from and inspect our records, files, books of account and the Collateral. We will deliver to you any instrument necessary for you to obtain records from any service bureau maintaining records for us. All instruments and certificates prepared by us showing the value of any of the Collateral shall be accompanied, upon request, by copies of related purchase orders and invoices. You may, at any time after default, remove from our premises our books and records or require us to deliver them to you and you may, without expense to you, use such of our personnel, supplies and premises as may be reasonably necessary for maintaining or enforcing your security interest.

               (B) Reporting. We shall furnish you, upon request, information and statements showing our business affairs, financial condition and the results of our operations, including, but not limited to, the following ("Reports"):

                    (i) a consolidated financial statement for Borrower and the Corporate Guarantors, containing an income statement and balance sheet, and an accounts payable aging, by the fifteenth (15th) day of each month for the immediately preceding month, together with a certification signed by an officer of Borrower in form acceptable to Lender;

                    (ii)     weekly updated perpetual  inventory  certifications
                             with  a  computer   disk  and  a  weekly   accounts
                             receivable aging;

                    (iii)    copies  of  all  tax  returns,   including  payroll
                             withholding, unemployment, sales and income, as and when filed; and

                    (iv) as of July 31, 1997, Borrower shall at its expense hire an independent inventory accounting service to conduct a physical inventory of all Inventory and promptly provide a written report prepared by said inventory accounting service to Lender. Borrower may, at its option, elect not to conduct a physical inventory of its bookstore operations, in which case Lender will reduce the Percentage Advance Rate for non-Ingram bookstore inventory from sixty percent (60%) to no more than thirty percent (30%) for the remaining term of the Revolving Credit Loan.

        7. OTHER LIENS. We represent and warrant that all Collateral, except Consignment Inventory, is and will continue to be owned by us free and clear of all liens, claims and encumbrances whatsoever, whether prior or subordinate to the liens we have granted you and that we will not, without your prior written approval, which may be withheld in your sole discretion, sell, encumber or dispose of or permit the sale, encumbrance or disposal of any Collateral, except for sales of Inventory in the ordinary course of business.

        8.     GENERAL WARRANTIES AND REPRESENTATIONS.

        We warrant and represent that:

               (A) We are each duly organized and existing in good standing under the laws of our respective states of incorporation set forth on Schedule 8(a), are qualified to do business and are in good standing in all states in which qualification and good standing are necessary in order for us to conduct our business and own our property and have all requisite power and authority to conduct our business, to own our property and to execute, deliver and perform all of our Obligations;

               (B) We have not, during the preceding five (5) years, been known by or used any other Assumed Names or Trade Names other than as set forth on
Schedule 8(B);

               (C) The execution, delivery and performance by us of this Agreement will not constitute a violation of any applicable law or of our Articles or Certificate of Incorporation, By-Laws or Code of Regulations or any agreement, or document to which we are a party or bound (except with respect to the assignments delivered pursuant to Paragraph and );

               (D)  We  possess  adequate  assets,  licenses,   patents,  patent
applications, copyrights, trademarks, trademark applications, and tradenames for the conduct of our business;

               (E) We have capital sufficient to conduct our business, are solvent and able to pay our debts as they mature and own property having a fair value greater than the amount required to pay our debts;

               (F) Except for trade payables arising in the ordinary course of our business and except as heretofore disclosed to you in writing or herein, we have (i) no pending or threatened litigation, actions or proceedings which would materially and adversely affect our business assets, operations or condition, financial or otherwise, or the Collateral and (ii) no Indebtedness, other than the Obligations;

               (G) We have good, indefeasible, and merchantable title to the Collateral, and there is no lien or encumbrance thereon other than the security interest granted to you, except as set forth on Schedule 8(G) attached and as permitted by Paragraph ;

               (H) We are not a party to any contract, or subject to any charge, corporate restriction, judgment, decree or order materially and adversely affecting our business, assets, operations or condition, financial or otherwise, and are not subject to any labor dispute; and, no labor contract is scheduled to expire during the term of this Agreement, except as heretofore disclosed to you in writing;

               (I) We are not in violation of any applicable statute, regulation or ordinance, in any respect materially and adversely affecting the Collateral or our business, assets, operations or condition, financial or otherwise;

               (J) Except with respect to the Francie Whittenberg note, and as otherwise disclosed in Schedule 8(J), we are not in default beyond any applicable grace period with respect to any note, indenture, loan agreement, mortgage, lease, deed or other agreement to which we are a party or bound;

               (K) The financial statements delivered to you fairly present our financial condition and results of operations and those of such other Persons described therein as of the date thereof; and there has been no material and adverse change in such financial condition or operations since the date of the statements;

               (L) we have received no notice that we are not in full compliance with any of the requirements of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") and its regulations and, to the best of our knowledge, there exists no event described in Section 4043 of ERISA, excluding subsections 4043(b)(2) and 4043(b)(3) thereof, with respect to us;

               (M) We have filed all tax returns and other reports we are required by law to file and have paid all taxes and similar charges that are due and payable;

               (N) Our Chief Executive Office, Principal Place of Business and the Location of Collateral Records is at 4006 Venture Court, Columbus, Ohio 43228;

               (O) We have not received any notice alleging and are not aware of any facts indicating noncompliance with any State or Federal law governing the use, generation, storage or release of any hazardous waste or substance;

               (P) We have no Subsidiaries or Affiliates other than as set forth on Schedule 8(A). For each subsidiary or affiliate shown on Schedule 8(A) the Collateral and chief executive office of each such subsidiary or affiliate are as set forth on Schedule 8(P);

               (Q) We own all properties on which Collateral is located other than the Leased Properties set forth on Schedule 8(P); and

               (R) All Collateral which is tangible personal property is kept only at the locations set forth on Schedule 8(P);

               (S) Schedule 8(A) hereto correctly sets forth the corporate name, jurisdiction of incorporation and ownership of Borrower and each Corporate Guarantor ("Subsidiary"). Each such Subsidiary and each corporation becoming a Subsidiary of Borrower or any Guarantor after the date hereof is and will be a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is and will be duly qualified to do business in each additional jurisdiction where such qualification is or may be necessary under applicable law. Each Subsidiary of Borrower and each Corporate Guarantor has and will have all requisite corporate power to own or lease the properties used in its business and to carry on its business as now being conducted and as proposed to be conducted. All outstanding shares of capital stock of each class of each Subsidiary of Borrower and each Corporate Guarantor have been and will be validly issued and are and will be fully paid and nonassessable and are and will be owned, beneficially and of record, by Borrower or such Corporate Guarantor, or another Subsidiary of Borrower or such Corporate Guarantor, free and clear of any Liens;

               (T) Borrower will use the proceeds of the Advances and the Term Loan for its general corporate purposes and to repay in full at closing all amounts owed to Bank One, Columbus, N.A. Neither Borrower nor any Corporate Guarantor nor any of their respective Subsidiaries extends or maintains, in the ordinary course of business, credit for the purpose, whether immediate, incidental, or ultimate, of buying or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Advance will be used for the purpose, whether immediate, incidental, or ultimate, of buying or carrying any such margin stock or maintaining or extending credit to others for such purpose. After applying the proceeds of each Advance, such margin stock will not constitute more than 25% of the value of the assets (either of Borrower or any Corporate Guarantor alone or of Borrower and the Corporate Guarantors and their respective Subsidiaries on a consolidated basis) that are subject to any provisions of this Agreement or any Security Document that may cause the Advances to be deemed secured, directly or indirectly, by margin stock;

               (U) No report or other information furnished in writing by or on behalf of Borrower or any Guarantor to Lender in connection with the negotiation or administration of this Agreement contains any material misstatement of fact or, when considered together with Borrower's filings with the SEC and all other information so furnished to Lender, omits to state any material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made. Neither this Agreement, the Notes, the Security Documents nor any other document, certificate, or report or statement or other information furnished to Lender by or on behalf of Borrower or any Guarantor in connection with the transactions contemplated hereby contains any untrue statement of a material fact or, when considered together with Borrower's filings with the SEC and all other information so furnished to Lender, omits to state a material fact necessary in order to make the statements contained herein and therein not misleading in light of the circumstances in which they were made. There is no fact known to Borrower or any Guarantor which materially and adversely affects, or which in the future may (so far as Borrower or any Guarantor can now foresee) materially and adversely affect, the business, properties, operations or condition, financial or otherwise, of Borrower, any Guarantor or any of their respective Subsidiaries, which has not been set forth in this Agreement or in the other documents, certificates, statements, reports and other information furnished in writing, including Borrower's 1996 Form 10-K filing with the SEC, to Lender by or on behalf of Borrower or the Guarantors in connection with the transactions contemplated hereby;

               (V) Borrower and the Guarantors are engaged as an integrated group in the sale of (i) books and periodicals and (ii) cookware, through various retail stores located in shopping malls in Ohio, Indiana and Kentucky. The integrated operation requires financing on such a basis that credit supplied can be made available from time to time to Borrower and the Guarantors, as required for the continued successful operation of Borrower and the Guarantors and the integrated operation as a whole, and Borrower and the Guarantors have requested Lender to make credit available to Borrower primarily for the purpose of financing the integrated operation of Borrower and Guarantors, with each of Borrower and Guarantors expecting to derive benefit, directly or indirectly, from the credit extended by Lender, both in its separate capacity and as a member of the integrated group, inasmuch as the successful operation and condition of each of Borrower and the Guarantors is dependent upon the continued successful performance of the functions of the integrated group as a whole;

               (W) Each of Borrower and the Guarantors is solvent, able to pay its Indebtedness as it matures, and has capital sufficient to carry on its business and all businesses in which it is about to engage, and the present fair saleable value of the assets of each of Borrower and each such Guarantor is greater than the amount of Borrower's or such Guarantor's, as the case may be, Indebtedness. Borrower and the Guarantors on a consolidated basis are solvent, able to pay their Indebtedness as it matures, and have capital sufficient to carry on their business and all businesses in which they are about to engage, and the present fair saleable value of their assets on a consolidated basis is greater than the amount of their Indebtedness on a consolidated basis.

        9.     CONDITIONS TO OBLIGATIONS OF LENDER.

        (A) Conditions for Closing. The obligation of Lender to close the Loans hereunder is subject to receipt by Lender of the following documents, fully executed, and completion of the following matters, in form and substance satisfactory to Lender:

               (i) Charter Documents. Certificates of recent date of the appropriate authority or official of Borrower's and each Guarantor's respective state of incorporation (listing all charter documents of Borrower and each Guarantor, respectively, on file in that office if such listing is available) certifying as to the good standing and corporate existence of Borrower and each Guarantor, respectively, together with copies of such charter documents of Borrower and each Guarantor, certified as of a recent date by such authority or official and certified as true and correct as of the Effective Date by a duly authorized officer of Borrower and each such Guarantor, respectively;

               (ii) By-Laws and Corporate Authorizations. Copies of the by-laws of Borrower and each Guarantor together with all authorizing resolutions and evidence of other corporate action taken by Borrower and each Guarantor to authorize the execution, delivery and performance by Borrower and each Guarantor of the Loan Documents to which Borrower and such Guarantor, respectively, is a party and the consummation by Borrower and such Guarantor, respectively, of the transactions contemplated hereby, certified as true and correct as of the Effective Date by a duly authorized officer of Borrower and each Guarantor, respectively;

               (iii) Incumbency Certificates. Certificates of incumbency of Borrower and each Guarantor containing, and attesting to the genuineness of, the signatures of those officers authorized to act on behalf of Borrower and such Guarantor in connection with the Loan Documents to which Borrower or such Guarantor is a party and the consummation by Borrower and such Guarantor of the transactions contemplated hereby, certified as true and correct as of the Effective Date by a duly authorized officer of Borrower and each such Guarantor, respectively;

               (iv)   Notes.   The  Revolving  Credit  Note and Term  Note  duly
executed on behalf of Borrower;

               (v) Security Documents. This Loan and Security Agreement duly executed on behalf of Borrower and each Guarantor granting to Lender, as collateral security for the Indebtedness, the Collateral intended to be provided pursuant to Section , together with the following in fully executed form:

                    a. Recording, Filing, Etc. Evidence of the recordation, filing and other action (including payment of any applicable taxes or fees) in such jurisdictions as Lender may deem necessary or appropriate with respect to any Security Interest, including the filing of financing statements and similar documents which Lender may deem necessary or appropriate to create, preserve or perfect the liens, security interests and other rights intended to be granted to Lender thereunder, together with Uniform Commercial Code record searches in such offices as Lender may request;

                    b. Leased Property, Landlord Waivers. Assignments by each lessee of all real property leases of Borrower and each Guarantor, together with copies of the related leases, certified as true and correct as of the date hereof by a duly authorized officer of Borrower, and an agreement of each landlord under such leases, if obtainable based on Borrower's best efforts, in form and substance acceptable to Lender, waiving its distraint, lien and similar rights with respect to any property subject to any Security Interest and agreeing to permit Lender to enter such premises in connection therewith; provided that each such agreement of the landlords may be provided to Lender not later than 30 days after the Effective Date, provided further that failure to obtain such consents shall not constitute a Default;

                    c. Assignments of License Agreements. Assignments of all license agreements between Little Professor Book Centers, Inc. and any Guarantor in form acceptable to Lender.

                    d. Assignments of Trademarks. Assignments of all United States registered trademarks in a form which will be accepted for filing or recording with the United States Patent and Trademark Office.

                    e. Real Estate Mortgage; Title Insurance. John Gaylord shall cause to be executed and delivered to Lender a Real Estate Mortgage (the "Mortgage") in form acceptable to Lender granting a third priority mortgage lien on the residence of John Gaylord and Jennifer L. Gaylord at 8836 Finlarig Drive, Dublin, Ohio (the "Property") as security for the Term Loans together with a marked-up commitment for a mortgagee's policy of title insurance from First American Title Insurance Company through its agent Midland Title Security, Inc. so insuring the Mortgage. John Gaylord shall not permit the amount outstanding under all indebtedness and any liens or charges of any kind against the Property, except for real property taxes that are not delinquent which are senior in priority to the Mortgage ("Senior Liens") to at any time exceed the sum of Two Hundred Twenty-Five Thousand and 00/100 Dollars ($225,000.00). John Gaylord represents that all Senior Liens and the amount owed to each holder of a Senior Lien as of the date hereof are as set forth on Schedule 9(A)(v)(e)

                    f. Casualty and Other Insurance. Evidence that the casualty and other insurance required pursuant to Section of this Agreement is in full force and effect;

               (vi)   Closing   Certificate.  A   closing   certificate in  form
acceptable to Lender duly executed by the chief financial officer of Borrower and each Guarantor;

               (vii)  Turnaround   Agreement.   The  Turnaround   Agreement  (as
defined below).

               (viii) Legal Opinions. The favorable written opinion of counsel for Borrower and each Guarantor with respect to such matters as Lender may reasonably request;

               (ix) Consents, Approvals, Etc. Copies of all governmental and nongovernmental consents, approvals, authorizations, declarations, registrations or filings, if any, required on the part of Borrower or any Guarantor in connection with the execution, delivery and performance of the Loan Documents or the transactions contemplated hereby or as a condition to the legality, validity or enforceability of the Loan Documents, certified as true and correct and in full force and effect as of the Effective Date by a duly authorized officer of Borrower, or, if none is required, a certificate of such officer to that effect;

               (x) Fee. The balance of the Commitment Fee in the amount of Fifty Thousand and 00/100 Dollars ($50,000.00).

               (xi) Payoff Letters and Lien Terminations. Payoff letters from Bank One, Columbus, N.A. addressed to Lender, in form and substance acceptable to Lender, together with UCC financing statement terminations and other documents and instruments necessary or reasonably desired by Lender to effect and evidence the release and discharge of all liens and security interests of in their favor with respect to property of Borrower and the Guarantors.

               (xii) Debt Extinguishment. Borrower shall use the proceeds of the Loans disbursed at Closing to retire and extinguish the Debt as set forth on the Debt Extinguishment Schedule attached hereto as Schedule 9(A)(xii).

               (xiii) Subordination Agreement. A subordination agreement executed by Robert Liebert, individually and as trustee of the Ralph C. Liebert Family Trust FBO Andrea B. Liebert and the Ralph C. Liebert Family Trust FBO Michelle Liebert ("Creditor"), Borrower and Lender subordinating all indebtedness of Borrower to said Creditor to the Loans in all respects in form acceptable to Lender.

               (xiv) Other Matters. Such other documents, and completion of such other matters, as Lender may reasonably request.

        (B) Further Conditions for Disbursement. The obligation of Lender to make any Advance (including the first Advance) is further subject to the satisfaction of the following conditions precedent:

               (i) The representations and warranties contained in Section hereof and in any of the Loan Documents shall be true and correct on and as of the date such Advance is made (both before and after such Advance is made) as if such representations and warranties were made on and as of such date;

               (ii) No Default shall exist or shall have occurred and be continuing on the date such Advance is made (whether before or after such Advance is made); and

               (iii) In the case of any Advance under the Revolving Credit Loan, Lender shall have received, when due, all Reports required pursuant to Section 6(B) as of the close of business on the last business day of the week next preceding the date such Advance is made.

Borrower shall be deemed to have made a representation and warranty to Lender at the time of the making of, and the continuation or conversion of, each Advance to the effects set forth in clauses (A) and (B) of this Section . For purposes of this Section , the representations and warranties contained in Section hereof shall be deemed made with respect to both the financial statements referred to therein and the most recent financial statements delivered pursuant to Section 6.

        10.    AFFIRMATIVE  COVENANTS.    We  covenant  that,  so  long  as  any
Obligations remain outstanding and this Agreement is in effect, we shall:

               (A) Pay to you on demand all fees and expenses which you incur in connection with (i) the forwarding of loan proceeds, (ii) the processing of loan advances, (iii) the establishment and maintenance of the lock box and of all other accounts created in connection with the transaction contemplated hereby, and (iv) examination of the Collateral;

               (B) Promptly file all tax returns and other reports which we are required to file and promptly pay all taxes, assessments and other charges, except as are contested in good faith and for which adequate reserves are established and maintained;

               (C) Promptly notify you in writing of any litigation affecting us, whether or not the claim is covered by insurance, and of any suit or administrative proceeding which may materially and adversely affect the Collateral or our business, assets, operations or condition, financial or otherwise;

               (D) Notify you in writing (i) promptly upon the occurrence of any event described in Section 4043 of ERISA, other than a termination, partial termination or merger of a "Plan" (as defined in ERISA) or a transfer of a Plan's assets, and (ii) prior to any termination, partial termination or merger of a Plan or a transfer of a Plan's assets;

               (E) Give you thirty (30) days prior written notice of our opening or closing any place of business;

               (F) Maintain our corporate existence and our qualification and good standing in all states necessary to conduct our business and own our property and maintain adequate assets, licenses, patents, copyrights, trademarks and tradenames to conduct our business;

               (G) Promptly notify you in writing of any labor dispute to which we are or may become subject and the expiration of any labor contract to which we are a party or bound;

               (H) Promptly notify you in writing of any violation of any law, statute, regulation or ordinance of any governmental entity, or of any agency thereof, applicable to us which may materially and adversely affect the Collateral or our business, assets, operations or condition, financial or otherwise;

               (I) Notify you in writing within five (5) business days of our default beyond any applicable cure period under any note, indenture, loan agreement, mortgage, lease, or other agreement to which we are a party or bound

               (J) Promptly notify you in writing of any default beyond any applicable cure period under any Indebtedness or indebtedness owing to us;

               (K)  Promptly  notify you in writing of the making of any capital
expenditures   materially   affecting  our  business,   assets,   operations  or
conditions, financial or otherwise;

               (L) Execute and deliver to you, upon request, such documents and agreements as you may, from time to time, reasonably request to carry out the terms and conditions of this Agreement;

               (M) Promptly, and in any event within five (5) days of the receipt thereof, deliver any communication in any way concerning any act or omission on our part regarding the use, generation, storage or release of a hazardous waste or substance. We agree to indemnify and hold you harmless from any and all loss, damage, cost, liability or expense (including reasonable attorney fees) arising out of our use, generation, storage or release of any hazardous waste or substance;

               (N) Promptly, and in any event within five (5) days of the receipt thereof, deliver to you a copy of any communication from the Federal Department of Labor concerning any alleged wrongful act or omission on our part in connection with the payment of minimum and/or overtime wages to an employee;

               (O) Promptly, and in any event within five (5) days of the receipt thereof, deliver to you a copy of any communication concerning any violation of a state or Federal law which could result in the forfeiture of the Collateral;

               (P) Maintain the liens and security interests granted to you as first, prior and only liens upon the Collateral, except as permitted under Paragraph ; and

               (Q) Cause the Corporate Shares (as defined in the Turnaround Agreement) to be endorsed with a written legend disclosing the irrevocable proxy provided for therein and provide Lender written certification thereof within 10 business days of the date hereof.

        11.    NEGATIVE  COVENANTS.   Without  your  prior  written  consent, we
covenant that, so long as any Obligations remain outstanding and this Agreement is in effect, we shall not:

               (A)    Merge or consolidate with or acquire any other Person;

               (B) Declare or pay cash dividends upon any of our stock (except $9,000 per quarter on preferred stock) or distribute any of our property or make (except in the ordinary course of business) any loans or extensions of credit, or investments in, any Person, or redeem, retire, purchase or acquire, directly or indirectly any of our stock, or make any material change in our capital structure or in our business or operations which might adversely affect the repayment of the Obligations or issue any capital stock except as permitted by the Turnaround Agreement;

               (C) Enter into any transaction which materially and adversely affects the Collateral or our ability to repay the Obligations;

               (D) Become liable for the indebtedness of any Person, except by endorsement of instruments for deposit;

               (E) Incur Indebtedness, other than trade payables arising in the ordinary course of our business, and the Obligations;

               (F) Make a sale to any customer on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or any other repurchase or return basis;

               (G) Remove the Collateral which is tangible personal property from the Collateral Locations set forth on Schedule 8(P) unless we give you thirty (30) days prior written notice and the same is removed to a location within the continental United States of America;

               (H)    Use any other corporate or fictitious name;

               (I) Pay any Indebtedness, other than the Obligations and trade payables, or as otherwise permitted hereunder;

               (J) Pay salaries,  bonuses or  commissions to any person named on
Schedule 11(J) in excess of the amounts set forth thereon;

               (K) Pay any Indebtedness to any of the persons named on Schedule 11(K);

               (L) Permit Consolidated Equity and Subordinated Debt to be less than Five Hundred Thousand and 00/100 Dollars ($500,000.00). Consolidated Equity and Subordinated Debt hereinabove shall mean the equity and all subordinated indebtedness of Borrower and all Corporate Guarantors on a combined basis as set forth on the monthly financial statement required to be delivered to Lender pursuant to Paragraph ;

               (M) Create, assume or otherwise suffer to exist any mortgage, lien or other encumbrance of any kind against the Collateral, without Lender's prior written approval, except for miscellaneous liens which arise in the ordinary course of business, such as landlord liens, liens for taxes not due and payable and similar miscellaneous liens, provided that the related obligation is paid when due and the related lien is thereupon discharged; or

               (N) Sell, assign or transfer any of the Subsidiary Shares (as defined in the Turnaround Agreement) or any other voting securities of the Subsidiaries to any person other than Borrower.

        12.    TURNAROUND PLAN.

               (A) Implementation by Borrower. Borrower acknowledges and agrees that it has experienced financial difficulties as a result of an overhead structure designed to accommodate significant expansion in the number of its retail bookstore and cookstore operations. Borrower agrees that if it is unable to find replacement financing and expansion capital by the Maturity Date (the Initial Maturity, or, if the Initial Maturity Date has been extended, the Final Maturity Date), then Borrower must immediately implement a turnaround plan to reduce costs and increase operational efficiencies so as to reestablish profitability ("Turnaround Plan").

               (B) Turnaround Agreement and Irrevocable Proxy. In consideration of the making of the Loans by Lender under these circumstances, Borrower, the Corporate Guarantors and the controlling shareholders of Borrower have agreed that a Turnaround Plan must be implemented if Lender is not paid in full on the Maturity Date and have evidenced this agreement in a Turnaround Agreement and Irrevocable Proxy of even date herewith (the "Turnaround Agreement") (which has been delivered in escrow to Lender's counsel), pursuant to which the

Borrower agrees to engage the professional turnaround consulting services of Richard D. Gorges & Associates of Troy, Michigan (the "Consultant") commencing on, or at Borrower's option, prior to the Maturity Date, and implementing the recommendations of the Consultant.

               To assure Lender that Borrower will implement the Turnaround Plan by engaging the Consultant and implementing his recommendations, the controlling shareholders of Borrower and Borrower have executed and delivered the Turnaround Agreement to Lender's counsel in escrow. In the event of a Default under this Agreement, Lender may, at its option, elect to demand delivery from its counsel of the Turnaround Agreement out of escrow to Lender and vote the shares of stock of Borrower so as to cause Borrower to implement the Turnaround Plan, including all other reasonable and necessary actions incident thereto.

               (C) Indemnification. Borrower and each Guarantor hereby agree to indemnify and hold Lender harmless from and against all claims, actions, causes of action, demands, obligations, liabilities, losses, costs and expenses in connection with, on account of, or in any way relating to or arising out of Lender's exercise of its rights under the Turnaround Agreement and Irrevocable Proxy.

        13. TERMINATION. Either party shall have the right to terminate this Agreement at the end of the Term of this Agreement or at any time thereafter by giving the other party written notice by registered or certified mail, which termination shall be effective upon receipt. Upon the effective date of termination, all Obligations shall become immediately due and payable. This Agreement shall also terminate upon payment in full of all Obligations at any time, which payment may be made without premium or penalty at any time.

        14. DEFAULT. Any one or more of the following events shall constitute a default ("Default") under this Agreement: (a) we shall fail to pay when due, or breach, any Obligations, or (b) Obligor shall (i) become insolvent, (ii) generally not pay its respective debts as they become due, (iii) make an assignment for the benefit of creditors, (iv) attempt to enter into a composition of debts, or (v) make any material misrepresentation to you or fail to observe or perform in any material respect any covenants or conditions in connection with this Agreement, any Rider or any other instrument related to the Loan hereto, or (c) there shall be filed by or against any Obligor a petition in bankruptcy for liquidation or for reorganization, or a custodian, receiver or agent is appointed or authorized to take charge of its properties, or any Obligor authorizes any such action, or (d) there hereafter occur any material and adverse change in the business, assets, operations and condition, financial or otherwise, of any Obligor, or (e) any Obligor shall be in default beyond any applicable cure period under any agreement to which it is a party, or (f) any guaranty of the Obligations shall be terminated or revoked.

        Obligor acknowledges that while there are events of default set forth, the Indebtedness is due upon demand, and if demand is not made, then upon the First Maturity Date or the Final Maturity Date, as applicable. Demand may occur with or without there being an event of default.

        15.    YOUR RIGHTS AND REMEDIES.

               (A) If a Default occurs under this Agreement, or any Rider or any other document or instrument executed by the undersigned or any Guarantor, you may, at your election, without notice of your election and without demand, do any one or more of the following: (a) declare our Obligations, whether evidenced by a revolving credit note, a term note or otherwise, to be immediately due and payable; (b) stop advancing money or extending credit to or for our benefit under the Agreement or any Rider; (c) exercise any and all of the rights accruing to a secured party under the Code and any other applicable law; (d) take possession of the Collateral and keep it on our premises, at no cost to you, or remove any part of it to such other place(s) as you may desire or we shall, upon your demand, at our cost, assemble the Collateral and make it available to you at a place reasonably convenient to you; (e) exercise your rights under the Turnaround Agreement.

               (B) You may sell and deliver any Collateral at public or private sales, for cash, upon credit or otherwise, at such prices and upon such terms as you deem commercially reasonable, at your discretion, and may, if you deem it reasonable, postpone or adjourn any sale of the Collateral by an announcement at the time and place of sale of such postponed or adjourned sale without giving a new notice of sale. We agree that you have no obligation to preserve rights to the Collateral or marshall any Collateral for the benefit of any Person. You are hereby granted a license or other right to use, without charge, our labels, patents, copyrights, name, trade secrets, trade names, trademarks and advertising matter, or any similar property, in completing production, advertising or selling any Collateral and our rights under all licenses and all franchise agreements shall inure to your benefit. Any requirement of reasonable notice shall be met if such notice is mailed postage prepaid to us at our address set forth below at least five (5) business days before sale or other disposition. The proceeds of sale shall be applied first to all expenses of sale, including attorneys' fees, and second to (in whatever order you elect) all Obligations. You will return any excess to us and we shall remain liable for any deficiency.

               (C) IN THE EVENT OF A DEFAULT HEREUNDER, WE HEREBY WAIVE ALL RIGHTS TO NOTICE AND HEARING PRIOR TO THE EXERCISE BY YOU OF YOUR RIGHTS TO REPOSSESS THE COLLATERAL WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON SUCH COLLATERAL WITHOUT NOTICE OR HEARING AND ALL RIGHTS OF SET-OFF AND COUNTERCLAIM AGAINST YOU.

        16. BANKRUPTCY PROVISIONS. In consideration of the agreements of Lender hereunder and under the Loan Documents, Borrower and Corporate Guarantors each agree that, in the event any one or more of them (as a "Debtor" or "Debtors") files for relief under Title 11 of the United States Code ("Bankruptcy Code") or is otherwise subject to an order for relief under the Bankruptcy Code.

               (A) Relief From Stay. Lender shall be entitled to relief from the automatic stay imposed by Bankruptcy Code Section 362 on or against the exercise of any and all rights and remedies otherwise available to Lender under this Agreement, the Loan Documents or applicable law, if Debtor fails to file a Plan of Reorganization within 120 days or fails to obtain confirmation of a Plan of Reorganization within 180 days, after entry of the order for relief. Borrower specifically acknowledges that "cause" exists for such relief within the meaning of Section 362(d) of the Bankruptcy Code.

               (B) Cash Collateral. Any attempt by Debtor to use "Cash Collateral" (as defined in Section 363 of the Bankruptcy Code) shall be subject to the prior entry of an order pursuant to Section 363 of the Bankruptcy Code ("Cash Collateral Order") specifically incorporating the principal terms set forth on Schedule 16(B) attached hereto and Borrower shall under no circumstances seek to use Cash Collateral other than on the terms provided in this Agreement. Any such Cash Collateral Order shall permit the use of Cash Collateral only until the earliest to occur of: (i) a Default under any of the provisions of this Agreement or the Loan Documents (other than a Default occasioned solely by the bankruptcy of Debtor), (ii) the appointment of a Chapter 11 trustee or examiner in Debtor's case, (iii) the dismissal of Debtor's case or its conversion to a case under Chapter 7 of the Bankruptcy Code, or (iv) the entry of an order modifying or terminating the automatic stay or prohibiting the further use of cash collateral. Upon the occurrence of any of the events described in (i) through (iv) of the preceding sentence, Debtor's ability to use Cash Collateral shall terminate immediately and automatically; such termination shall not, however, affect or impair the rights, interests or liens granted to Lender under this Agreement or the other Loan Documents.

        All existing and future revenue and cash shall constitute Cash Collateral, subject to Lender's choate, fully perfected and presently enforceable liens and security interests, and, to the extent they are used and consumed by Debtor after filing of the petition or entry of the order for relief, Debtor specifically agrees that they are collateral for Lender's secured claims under Section 506 of the Bankruptcy Code in the amount so used.

        To the extent it is determined that Section 552(a) of the Bankruptcy Code applies to limit Lender's interest under the Loan Documents and this Agreement Lender shall be deemed to have, as adequate protection for the use of Cash Collateral, a continuing perfected protection for the use of Cash Collateral, a continuing perfected post-bankruptcy lien and security interest in all Collateral, and all revenue and cash, whether derived from operations prior to or subsequent to or the filing of a voluntary of involuntary petition for relief with respect to Debtor. As further adequate protection for Debtor's use of Cash Collateral, Debtor shall maintain at all times an adequate and appropriate amount and type of coverage of insurance, including endorsements issued therewith covering the Collateral in amounts not less than that required under the Loan Documents. To the extent that the collateral securing Lender's claims in Debtor's bankruptcy case is deemed or proves to be insufficient to pay Lender's claims in full, Lender's secured claims shall be deemed to have been inadequately protected by the provisions of the Cash Collateral Order, and they shall therefore have administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code, which superpriority shall be equal to the priority provided under the provisions of Section 364(c)(1) of the Bankruptcy Code over all other costs and administrative expenses incurred in the case of the kind specified in, or ordered pursuant to, Sections 105, 326, 327, 330, 331, 503(b), 506(c), 507(a), 507(b) or 726 of the Bankruptcy Code and shall at all times be senior to the rights of Debtor or any successor trustee in the resulting bankruptcy proceeding or any subsequent proceeding under the Bankruptcy Code.

        During the pendency of Debtor's bankruptcy, if it is determined that any of the rights granted hereunder or by any of the Loan Documents are security interests or liens, they shall be deemed perfected without the necessity of the filing of any documents or commencement of proceedings otherwise required under non-bankruptcy law for the perfection of security interests, with such perfection being binding upon any subsequently appointed trustee, either in Chapter 11 or under any other Chapter of the Bankruptcy Code, and upon other creditors of Borrower who have or may hereafter extend secured or unsecured credit to Debtor.

               (C) Surcharge Waiver. Debtor and/or any other representative of Debtor's bankruptcy estate waives any right to seek a surcharge of Lender's collateral under 11 U.S.C. ss. 506(c) or any other provision of applicable law.

               (D) Other Waivers. Borrower waives any right to seek an order under 11 U.S.C. ss.ss. 363, 364, 1129 or any other provision of the Bankruptcy Code, imposing liens or security interests of senior or equal priority with the liens and security interests of Lender in the Collateral or the Cash Collateral.

               (E) Other Actions Not Prohibited. Nothing contained in this Section shall be deemed to limit or restrict Lender's rights to seek in the bankruptcy court any relief that Lender and the applicable Agent under the applicable Loan may deem appropriate in the event of a bankruptcy commenced by or against Borrower or any Corporate Guarantor, and in particular, Lender shall be free to seek the dismissal or conversion of any case filed by Borrower or any Corporate Guarantor, the appointment of a trustee or examiner, and relief from the automatic stay.

        17. WAIVER; AMENDMENTS; SUCCESSORS AND ASSIGNS. Your failure to exercise any right, remedy or option under this Agreement or any Rider or other agreement between you and us or delay by you in exercising the same will not operate as a waiver. No waiver by you will be effective unless in writing and then only to the extent stated. No waiver by you shall affect your right to require strict performance of this Agreement.

Your rights and remedies will be cumulative and not exclusive. This Agreement cannot be changed or terminated orally. All terms, conditions, promises, covenants, provisions and warranties shall inure to the benefit of and bind your and our respective representatives, successors and assigns.

        18.    MISCELLANEOUS.

               (A) If any provision of this Agreement shall be prohibited or invalid, under applicable law, it shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

               (B) This Agreement shall be interpreted in accordance with the Governing Law of the State Michigan.

               (C) All of our representations and warranties contained in this Agreement shall survive the execution, delivery and acceptance thereof by the parties.

               (D) No termination of this Agreement or of any guaranty of the Obligations shall affect or impair the powers, obligations, duties, rights, warranties, representations or liabilities of the parties hereto and all shall survive such termination.

               (E) Each Obligation may, in your discretion, be evidenced by notes or other instruments issued or made by us to you. If not so evidenced, such Obligation shall be evidenced solely by entries upon your books and records.

               (F) All Obligations shall constitute one loan secured by the Collateral. You may, in your sole discretion: (i) exchange, enforce, waive or release any of the Collateral or (ii) apply Collateral and direct the order or manner without affecting your right to take any other action with respect to any other Collateral.

               (G) You shall have the continuing and exclusive right to apply or reverse and re-apply any and all payments to any portion of the Obligations. To the extent that we make a payment or you receive any payment or proceeds of the Collateral for our benefit, which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or any other party under any bankruptcy law, common law or equitable cause, then, to such extent, the Obligations or part thereof intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by you.

               (H) We shall reimburse you for all expenses incurred or to be incurred by you in connection with (a) the negotiation, preparation and closing of this Agreement (to be paid at closing); (b) the protection, perfection or preservation of your security interest in or lien upon the Collateral; (c) your inspection or verification of the Collateral and the filing of UCC Financing Statements; (d) any court or bankruptcy proceeding relating to the Agreement or any claim or action by any Person against you which would not have been asserted were it not for your relationship with us hereunder or otherwise; (e) actions taken with respect to the Collateral and your security interest or lien therein; and (f) enforcement of any of your rights and remedies with respect to the Obligations or Collateral. The foregoing expenses shall include, without limitation: (i) reasonable fees, costs and expenses of your attorneys and paralegals; (ii) interest on the foregoing at the highest applicable interest rate provided under the Rider, which shall be part of the Obligations, payable on demand and secured by the Collateral. In addition, we shall pay to you a fee of Seven Hundred Fifty and 00/100 Dollars ($750.00) per day plus expenses for each inspection and verification of the Collateral, which shall occur not less frequently than every ninety (90) days. In recognition of your right to have all your expenses incurred or to be incurred in connection with this

Agreement and the fees due you secured by the Collateral, you shall not be required to record any discharge of your lien or termination of your security interest unless and until we deliver to you a general release acceptable to you.

               (I) We agree to give you written notice of any action or omission by you or your agents in connection with this Agreement that may be actionable against you or that may be a defense to payment of the Obligations for any reasons. We further agree that unless such a notice specifically describing the action or omission is given by us within thirty (30) days after we have knowledge or with the exercise of reasonable diligence should have had knowledge of the occurrence of said action or omission we shall not assert, and we shall be deemed to have waived, any claim or defense arising therefrom.

               (J) If you shall breach your obligation under this Agreement to make an advance under the terms of this Agreement, notwithstanding our conformance with the provisions thereof, we agree that our sole remedy on account thereof shall be to recover liquidated damages on account of such breach, computed as hereinafter provided, in recognition of the fact that the damages which we might incur are uncertain and speculative. Liquidated damages to which we shall be entitled shall be equal to sixty (60) times the interest payable for one day on the loans outstanding as of the day that you are deemed to have failed to fund. In any event, you shall never be liable to us for special, indirect and consequential damages, whatever the nature of your breach hereunder.

               (K) We authorize and direct you to disburse, for our account, the proceeds of loans made by you to us to such Person as any of our chairman and chief executive officer or president shall direct, whether in writing or orally.

               (L) Any notice required hereunder shall be in writing, and addressed to the party to be notified as follows:

     If to Greenfield:                      Mr. Donald G. Barr, Jr., President
                                            Greenfield Commercial Credit, L.L.C.
                                            480 Pierce Street, Suite 200
                                            Birmingham, Michigan  48009

     If to Borrower and/or any Guarantor:   Mr. John Gaylord,
                                            Chairman and Chief Executive Officer
                                            Gaylord Companies, Inc.
                                            4006 Venture Court
                                            Columbus, Ohio 43228

or to such other address as each party may designate for itself by like notice.

               (M) We represent and warrant to you that, with respect to the financing transaction herein contemplated, no Person is entitled to any brokerage fee or other commission and we agree to indemnify and hold you harmless against any and all such claims.

               (N) The paragraph titles contained in this Agreement are without substantive meaning and are not part of the Agreement.

        19.    WAIVER OF JURY TRIAL.

        Our legal counsel has advised us that (i) there may be a constitutional right to a jury trial in connection with any claim, dispute or lawsuit arising out of this Agreement or any Rider and (ii) such constitutional right may be waived. After consultation with our counsel (which has included our counsel's review of this Agreement), we believe that it is in our best interest in this commercial transaction to waive such right. Accordingly, we hereby waive our right to a jury trial, and further agree that the best forum for hearing any claim, dispute or lawsuit, if any, arising in connection with this Agreement or any Rider or our relationship with you, shall be a court of competent jurisdiction sitting without a jury.

        20.    NO ORAL AGREEMENTS.

        We acknowledge that this Agreement and each Rider represents the final agreement between you and us and the terms of such documents may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements that may have or will be exchanged between you (including your officers, employees and agents) and us.

                                                Very truly yours,

                                                GAYLORD COMPANIES, INC.,
                                                a Delaware corporation



                                                By:  /s/ John Gaylord
                                                   ----------------------
                                                       John Gaylord
                                                Its:   Chairman and CEO


Accepted at: Bloomfield Hills, Michigan on April 23, 1997


GREENFIELD COMMERCIAL CREDIT L.L.C.



By:  /s/ Donald G. Barr, Jr.
   --------------------------
        Donald G. Barr, Jr.
Its:    President

GUARANTORS:

GAYLORD BOOK COMPANY,                   THE COOKSTORE, INC.,
an Ohio corporation                     an Ohio corporation



By:     /s/ John Gaylord                By:     /s/ John Gaylord
        ------------------                      ------------------
        John Gaylord                            John Gaylord
Its:    Chairman and Chief              Its:    Chairman and Chief
        Executive Officer                       Executive Officer

SAWWORTH BOOK COMPANY,                  THE COOKSTORE WORTHINGTON, INC.
an Ohio corporation                     an Ohio corporation



By:     /s/ John Gaylord                By:     /s/ John Gaylord
        ------------------                      ------------------
        John Gaylord                            John Gaylord
Its:    Chairman and Chief              Its:    Chairman and Chief
        Executive Officer                       Executive Officer



GAYLORD'S, INC.,                        GAYLORD ENTERPRISES, INC.,
an Ohio corporation                     an Ohio corporation



By:     /s/ John Gaylord                By:     /s/ John Gaylord
        ------------------                      ------------------
        John Gaylord                            John Gaylord
Its:    Chairman and Chief              Its:    Chairman and Chief
        Executive Officer                       Executive Officer



/s/ John Gaylord
--------------------------
John Gaylord, individually

                                  SCHEDULE 8(A)


                             STATES OF INCORPORATION


Borrower:                                     State:
---------                                     ------
        Gaylord Companies, Inc.                     Delaware






Guarantors:
-----------
        Gaylord Book Company                                 Ohio
        The Cookstore, Inc.                                  Ohio
        Sawworth Book Company
           (f/k/a Little Professor Enterprises, Inc.)        Ohio
        Gaylord's, Inc. (f/k/a Gaylord Companies, Inc.)      Ohio
        The Cookstore Worthington, Inc.                      Ohio
        Gaylord Enterprises, Inc.                            Ohio

                                  SCHEDULE 8(B)


                           ASSUMED NAMES; TRADE NAMES


Little Professor Book Company
Little Professor Bargain Bookstore
Cookstore

                                  SCHEDULE 8(G)


                         SCHEDULE OF LIENS ON COLLATERAL


  Lien Holder          Collateral Description/Location          Current Balance
  -----------          -------------------------------          ---------------

M&I First National Leasing Corp.
                        Computer equipment @
                        4006 Venture Court
                        Columbus, Ohio                            $21,010.30

Madison Leasing Company
                        Canon copier @
                        4006 Venture Court
                        Columbus, Ohio                              2,966.80

Madison Leasing Company
                        2 Canon copiers @
                        4006 Venture Court
                        Columbus, Ohio                                520.22

General Electric Capital Corp.
                        Sensomatic Article
                        Surveillance System @
                        4006 Venture Court
                        Columbus, Ohio                               3,900 (est)

Ingram Book Company
                        Various consignment inventory
                        notice filings

                                  SCHEDULE 8(J)


                          SCHEDULE OF PAST DUE PAYMENTS



Creditor                                                Approx. Balances
--------                                                ----------------

M&I Leasing                                               $ 2,000.00

GE Capital                                                  1,000.00

Madison Leasing                                               500.00

Standard Management Co.                                    35,000.00

Glimcher Realty Trust                                      12,000.00

Simon-DeBartolo                                            30,000.00

Gator Investments                                          18,000.00

General Growth                                              8,000.00

Sawmill Place Plaza Associates                             20,000.00

Ingram Industries and Ingram Book Company, as described in 1996 10KSB.

                                  SCHEDULE 8(P)


                     SCHEDULE OF SUBSIDIARIES AND AFFILIATES

                                % Stock           Chief
                                 Owned           Executive                 Collateral Locations
           Name               by Borrower        Officers                    (Address/County)
----------------------------------------------------------------------------------------------------------------
Gaylord Book Company             100%         John Gaylord      (1)     Little Professor Book Company Store
                                                                (2)     and Little Professor Bargain Bookstore
                                                                        Lane Avenue Shopping Center
                                                                        1655 and 1657 West Lane Avenue
                                                                        Columbus, Ohio
----------------------------------------------------------------------------------------------------------------
The Cookstore, Inc.              100%         John Gaylord      Cookstores at:

                                                                (1)     Lane Avenue Shopping Center
                                                                        1677 West Lane Avenue
                                                                        Columbus, Ohio
                                                                (2)     Summit Mall
                                                                        3265 West Market Street, Room 240
                                                                        Akron, Ohio  44333
                                                                (3)     Castleton Square Mall
                                                                        Room 124, Carleton Square Shopping Mall
                                                                        6020 East 82nd Street
                                                                        Indianapolis, Indiana
                                                                (4)     Florence Mall
                                                                        2010 Florence Mall
                                                                        Florence, Kentucky
----------------------------------------------------------------------------------------------------------------
Sawworth Book Company            100%         John Gaylord      Little Professor Book Company Bookstores at:

                                                                (1)     Worthington Mall
                                                                        155 Worthington Mall
                                                                        Worthington, Ohio
                                                                (2)     Plaza at Sawmill Place
                                                                        6490 Sawmill Road
                                                                        Columbus, Ohio
----------------------------------------------------------------------------------------------------------------
Gaylord's, Inc.                  100%         John Gaylord      Little Professor Book Company Bookstore at:
                                                                Forest Fair Mall
                                                                Space #180
                                                                Forest Park, Ohio








----------------------------------------------------------------------------------------------------------------
The Cookstore                    100%         John Gaylord      Cookstores at:
Worthington, Inc.
                                                                (1)     Worthington Mall
                                                                        100 Worthington Mall
                                                                        Worthington, Ohio
                                                                (2)     The Mall at Fairfield Commons
                                                                        2727 Fairfield Commons Road, Suite E181
                                                                        Beaver Creek, Ohio
----------------------------------------------------------------------------------------------------------------
Gaylord Enterprises, Inc.        100%         John Gaylord      Little Professor Book Company Bookstore at:
                                                                Boardman Plaza
                                                                101 Boardman Road
                                                                Boardman, Ohio
----------------------------------------------------------------------------------------------------------------
Gaylord Companies, Inc.         Parent        John Gaylord      4006 Venture Court
                                                                Columbus, Ohio
================================================================================================================


                               SCHEDULE 9(A)(v)(c)


                      SCHEDULE OF SENIOR LIENS ON PROPERTY


Lien Holder                         Type of Lien           Balance Due @ 4/23/97

Residence at 8836 Finlarig Drive
Dublin, Ohio


    Citfed Mortgage Corporation      1st mortgage              $191,700*

    Bank One
    Columbus, Ohio                   2nd mortgage               $33,300*



----------
        *not more than

                               SCHEDULE 9(A)(xii)


                          DEBT EXTINGUISHMENT SCHEDULE

Creditor                                Debt                  Current Balance
--------                                ----                  ---------------

Bank One, Columbus, N.A.      Revolving & term loans          $553,349.58
                                                         plus $166.07 interest
                                                           per day after 4/23/97

Francie Whittenberg           $60,000 Note                 $60,000 plus interest

                                 SCHEDULE 11(J)


             SCHEDULE OF OFFICERS SUBJECT TO COMPENSATION LIMITATION

          Officer Name/Employer Name           1997 Compensation Limit
          --------------------------           -----------------------

             John Gaylord/Borrower                  $140,000

           John D. Critser/Borrower                  140,000

           George Gaylord/Borrower                   155,000

                                 SCHEDULE 11(K)


                  SCHEDULE OF INDEBTEDNESS REPAYMENT LIMITATION

 Creditor                   Debt @ 4/23/97         Payment Limitation
 --------                   --------------         ------------------


Robert Liebert                 $50,000.00           semi-annual interest only on
                                                    May 1 and November 1

Robert A. Liebert, Trustee
of Ralph C. Liebert Family Trust
FBO Andrea B. Liebert         $125,000.00           semi-annual interest only on
                                                    May 1 and November 1

Robert A. Liebert, Trustee
of Ralph C. Liebert Family Trust
FBO Michelle Liebert          $125,000.00           semi-annual interest only on
                                                    May 1 and November 1

                                 SCHEDULE 16(A)


                      CASH COLLATERAL ORDER PRINCIPAL TERMS

        In addition to such terms and conditions as Debtor and Lender shall mutually agree, the Cash Collateral Order shall contain the following principal terms:

        1. An acknowledgment by Debtor that the indebtedness owed to Lender constitutes the valid and binding obligation of Debtor and is secured by liens and security interests granted by Debtor to Lender in Debtor's tangible and intangible personal property as described in the Loan Documents; and Lender's security interests and liens in the Collateral are valid, properly perfected and recorded and are unavoidable and indefeasible in the pending bankruptcy proceeding; nor are they subject to avoidance, defeasance, offset, defense or counterclaim of any kind.

        2. Debtor may use Cash Collateral only for "necessary operating expenses." The term "necessary operating expenses" shall be limited to the payment of current taxes incurred after the petition date, unpaid withholding taxes for the last pay period before and pay periods after the petition date, wages and salaries, property insurance, necessary repairs and maintenance, utilities, purchase of inventory and other ordinary charges necessary for Debtor's operations. The term "necessary operating expenses" does not include payments to pay or cure any prepetition obligations of Debtor including any arrearages under any lease, equipment or a statutory contract obligation, except that such defenses may be paid with the written consent of Lender.

        3. All principal, interest, costs and expenses, including reasonable attorneys' fees heretofore, now or hereafter incurred by Lender in connection with the indebtedness or in the administration of this bankruptcy proceeding, and all sums at any time owing by Debtor under this Cash Collateral Order, the Notes or any other notes or other agreements with Lender, is and shall continue to be subject to the Guaranties (as set forth in the Loan and Security Agreement between Debtor and Lender) and is and shall continue to be secured by a post-petition first and senior security interest in and lien upon all property of Debtor and property of the estate of whatever kind or nature, acquired by Debtor or the estate on or after the petition date.

        4. Lender shall continue to receive all reports as provided under the Loan Documents. Lender shall continue to have access to Debtor's books and records for the purpose of conducting audits of the Collateral. All of the provisions of the Loan Documents shall remain in full force and effect and Debtor shall continue to provide to Lender all other documents and information required to be provided to Lender under the Loan Documents.

        5. Interest will continue to accrue and be paid at the non-default rate or the default rate of interest, whichever is in effect as of the petition date and shall continue to accrue under the Notes.

        6. Until the indebtedness to Lender is repaid in full, Debtor will not without the prior written consent of Lender engage in any transaction which is not in the ordinary course of its business, including the dispositions of any assets, engaging in any new or different business activities, increase its investment in fixed or capital assets, or create, assume or suffer to exist any lien or security interest in favor of any person other than Lender in any of the collateral.

        7. Such other reasonable and ordinary terms and conditions as Lender shall require subject to approval of the bankruptcy court.

                         REVOLVING CREDIT LOAN RIDER #1
           (to Loan and Security Agreement dated as of April 23, 1997)



GREENFIELD COMMERCIAL CREDIT, L.L.C.

        This Revolving Credit Loan Rider and the attached Term Sheet (collectively, the "Rider") sets forth the terms upon which you will make certain revolving loans to us and is a supplement to and is hereby incorporated into that Loan and Security Agreement between you and us, as amended (the "Agreement").

1.      Definitions.  As used herein:

        A.     "Borrower" means each of the Guarantors.

        B. "Eligible Receivable" is an account arising in the ordinary course of Borrower's business from the sale or lease of goods which have been delivered to and accepted by the Receivable Debtor. The following are not Eligible Receivables:

               (i)     sales  by  Borrower  to  any   affiliate  to  any  person
                       controlled by an affiliate or any subsidiary of Borrower;

               (ii) an account which is due or unpaid more than sixty (60) days after the original invoice date;

               (iii)   if ten (10%)  percent or more of the accounts of a single
                       Receivable   Debtor  are  not   deemed  to  be   eligible
                       hereunder;

               (iv) the Receivable Debtor is also a creditor or supplier of Borrower or has disputed liability with respect to such account or such account is subject to any right of set off by the Receivable Debtor:

               (v)     the   Receivable   Debtor  is  a  debtor  under   Federal
                       Bankruptcy Laws or has filed or filed against it an application for relief under such laws;

               (vi)    the Receivable Debtor has suspended business;

               (vii) a receiver, trustee, liquidator or custodian has been appointed for the Receivable Debtor or a significant part of its assets;

               (viii)  the  account  arises  from a sale  outside  of the United
                       States;

               (ix) the account arises from a bill and hold, guaranteed sale, sell or return, sale on approval, consignment or any other repurchase or return basis;

               (x) the Receivable Debtor is the United States of America or any department thereof;

               (xi) the goods giving rise to such account have not been delivered to or accepted by the receivable Debtor;

               (xii) the total unpaid accounts of a Receivable Debtor exceeds a credit limit determined by Lender in its discretion;

               (xiii) there is an agreement with the Receivable Debtor for any deduction beyond those shown on the face of the invoice related to such account;

               (xiv)   Lender,   in  Lender's  sole  and  absolute   discretion,
                       believes that the collection of the account is doubtful or will be delayed.

        C. "Eligible Inventory" means Inventory (net of freight and container costs) which you, in your sole judgment, shall deem Eligible Inventory, based on such considerations as you may, from time to time, deem appropriate. Without limiting your discretion, we understand the following Inventory is not Eligible
Inventory:

               (i)     Inventory which is work-in-process;

               (ii)    Inventory which is obsolete or damaged, or not useful;

               (iii) Inventory in which you do not have a first perfected security interest or in which any other Person claims a security interest or lien;

               (iv) Inventory which is in transit or in locations other than described in Paragraph 6 of this Rider;

               (v)     Inventory which is uninsured or under-insured;

               (vi) Inventory which is held on consignment for or is subject to a bailment arrangement with any other Person;

               (vii)   Inventory which is trade-in Inventory or returned goods;

               (viii) Inventory which is used in packaging or shipping of Inventory; and

               (ix) Inventory which is nonconforming to standards imposed by any governmental agency regulating such Inventory or the sale or use thereof.

        D.     "Receivable Debtor" means an account debtor of Borrower.

        E. All terms defined in the Agreement which are used herein shall have the meanings as defined in the Agreement, unless specifically defined otherwise herein.

2.      Loans.

        A. Loan Advances. Subject to the terms of the Agreement, you may in your sole discretion and upon our request, make Advances to us in an amount which is the lesser of (i) the Maximum Loan Amount as set forth on the Term Sheet or (ii) an amount up to the sum of (x) the applicable Percentage Advance Rate as set forth on the Term Sheet times the face amount (less maximum discounts, credits and allowances which may be taken by or granted to account debtors in connection therewith) of Eligible Receivables ("Receivables Loan Portion"); plus (y) the applicable Percentage Advance Rate as set forth on the Term Sheet times the value of our Eligible Inventory (less freight and container costs) calculated at the lower of cost or market value; plus (z) $30,000; which Advances we may borrow, repay and reborrow during the term of the Agreement. All Advances and amounts payable pursuant to this Rider shall constitute part of the Obligations.

        B. Interest Rate. We shall pay you interest on the daily outstanding balance of our Receivables Loan account at a per annum rate equal to the Effective Rate as set forth on the Term Sheet. In the event any payments of principal are not paid when due or declared due, whether at maturity, by acceleration, by lapse of time or otherwise, including any fees, costs or expenses advanced or paid by you, the principal balance shall bear interest thereafter, at your option, and without affecting any of your rights and remedies provided for in the Agreement, this Rider or any promissory note evidencing our Obligations, at a per annum rate equal to Default Rate as set forth on the Term Sheet. Any change in any of the above interest rates resulting from a change in the Prime Rate shall become effective immediately with each change in the Prime Rate. Interest charges shall be computed on the basis of a year of 360 days for the actual days elapsed in a month and, except as set forth in Paragraph 10 of the Agreement, will be payable to you on the first day of each month hereafter at your address shown at Paragraph 14 of the Agreement.

        C. Principal Payments. In the event that the principal amount outstanding under the Loan is in excess (for whatever reason) of the amount permitted under Paragraph 2(A) of this Rider, we agree to remit to you within one (1) business day such amount as may be necessary to reduce the total outstanding amount to the amount permitted under Paragraph 2(A). All principal and interest due under the Loan shall be due upon termination of the Agreement.

        D. Use of Proceeds. We shall use the proceeds of the Loan solely for the purposes as set forth in the Agreement.

3.      Receivables Collection.

        A. Cash Collection Receivable. If Lender elects to place Borrower on a dominion of funds arrangement, all cash, checks, drafts and other instruments for the payment of money (properly endorsed, where required, so that such items may be collected by you), which may be received by us at any time in full or partial payment of any of the Receivables ("Remittances") shall be deposited to a non-interest bearing deposit account in your name (the "Cash Collection Receivable") as security for payment of the Obligations. We shall have no right to withdraw any funds deposited in the Cash Collection Receivable. In the event that we repay the Obligations in full at any time hereafter, the balance in the Cash Collection Receivable or such other accounts holding the proceeds thereof will be delivered to us five (5) business days after the date of pay off. Unless you shall (acting in your sole discretion) notify us to the contrary, Remittances shall be administered on the basis set forth on the Term Sheet.

        B. Return of Inventory. If at any time prior to our Default under the Agreement or this Rider, any account debtor returns any Inventory to us in the ordinary course of our business, we shall promptly determine the reason for such return and issue a credit memorandum to the account debtor in the appropriate amount. We agree to give you prompt notice of the return of such Inventory. In the event any attempted return occurs after our Default hereunder, we shall (i) hold the returned Inventory in trust for you, (ii) segregate all returned Inventory from all of our other property and (iii) conspicuously label the returned Inventory as your property.

4. Sale of Inventory. Until our Default under the Agreement or this Rider, we may, in any lawful manner, sell Inventory, but only in the ordinary course of our business, provided, however, our sale shall not cause a breach of our warranties and representations as set forth in this Rider. We acknowledge that any sale of Inventory in the ordinary course of business does not include a transfer of partial or total satisfaction of Indebtedness.

5.      Covenants.

        A. Receivables. Unless or until you notify us in writing that you have dispensed with any one or more of the following requirements, we shall:

               (i) Immediately upon our learning thereof, inform you in writing of the rejection of goods by any account debtor, delays in delivery of goods, nonperformance of contracts and of any assertion of any claims, offsets or counterclaims by any account debtor;

               (ii) Not permit or agree to any extension, compromise or settlement or make any change or modification of any kind or nature with respect to any Receivables, including any of the terms relating thereto;

               (iii) Immediately upon our learning thereof, furnish to and inform you of all information relating to the financial condition of any account debtor;

               (iv) Immediately upon our learning thereof, notify you in writing of those Receivables which are not Eligible Receivables;

               (v) Keep all goods returned by any account debtor and all good repossessed or stopped in transit by us from any account debtor segregated from our other property, holding the same as trustee for you until otherwise directed in writing by you;

               (vi) Not re-date any invoice or sale or make sales on extended dating terms beyond that customary in our industry; and

               (vii) Immediately deliver to you any promissory note, trade acceptance or any other instrument for the payment of money evidencing any Receivables and endorsed to your order.

        B. Inventory. Unless or until you notify us in writing that you have dispensed with one or any one or more of the following requirements, we shall:

               (i) not remove the Inventory from the Inventory Locations described on Schedule 8(P);

               (ii) promptly, and in any event within five (5) days of the receipt thereof, deliver such certification schedules and information relating to the Inventory and Eligible Inventory as you may reasonably request;

               (iii)   keep  correct  and   accurate   records   itemizing   and
describing the kind, type, quality and quantity of Inventory, our costs, therefore, selling price thereof, and the daily withdrawals therefrom and additions thereto, all of which records shall be available to you, your officers, employees and agents upon demand for inspection and copying;

               (iv) concurrently, with the delivery of any of the Inventory to a bailee, warehousemen or similar party deliver to you, in form acceptable to you, warehouse receipts in your name evidencing the storage of Inventory;

               (v) allow you to have the right upon the demand and at any time or times hereafter during our usual business hours to inspect and examine Inventory and to check and test the same as to quality, quantity, value and condition. We agree to reimburse you for your reasonable costs and expenses in doing so;

               (vi) conduct a physical count of the Inventory at such intervals as you may request and promptly supply you with a copy of such counts accompanied by a report of the value (valued at the lower of cost or market value) of the Inventory;

               (vii) if sales of Inventory are made for cash, we shall immediately deliver to you the identical checks, cash or other forms of payment which we receive (only in the event Lender elects to place Borrower on a dominion of funds arrangement or on Default);

               (viii) not acquire Consigned Inventory from anyone other than Ingram Industries, Inc. (except miscellaneous consignments at any store location that at any one time may not exceed $500) without your prior written consent which shall not be unreasonably withheld.

6.      Representations.

        A. Receivables. With respect to all Receivables now in existence or hereafter created, we warrant and represent to you that, except as disclosed to Lender in writing:

               (i) all Receivables are genuine in all respects, are what they purport to be and are not evidenced by a judgment;

               (ii) all Receivables represent undisputed, bona fide transactions completed in accordance with the terms and provisions contained in the invoices and purchase orders relating thereto;

               (iii) the amounts shown on all certifications provided to you, our books and records and all invoices and statements delivered to you with respect thereto are actually and absolutely owing to us and are not contingent for any reason;

               (iv) if you have requested us to do so, all payments thereon following such request have been or shall be turned over to you by us;

               (v) there are no setoffs, counterclaims or disputes existing or asserted with respect thereto and we have not made any agreement with any account debtor thereof for any deduction or discount of the sum payable thereunder except regular discounts allowed by us in the ordinary course of our business for prompt payment;

               (vi) there are not now and there shall not be at any time or times hereafter any facts, events or occurrences which in any way impair the validity or enforcement thereof or tend to reduce the amount payable thereunder from the amounts thereof as shown on the certifications provided to you, our books and records and the invoices and statements delivered to you with respect thereto;

               (vii) all account debtors thereof have the capacity to contract and are solvent to the best of our knowledge;

               (viii) the goods sold or transferred and the services furnished, giving rise thereto are not subject to a lien, claim, encumbrance or security interest except your security interest;

               (ix) we have no knowledge of any fact or circumstance which would impair the validity or collectability thereof;

               (x) there are no proceedings or actions which are threatened or pending against any account debtor which might result in any material adverse change in its financial condition; and

               (xi) with respect to those Receivables upon which we rely for Receivables Loan advances, all are Eligible Receivables.

        B. Inventory. With respect to all Inventory now in existence or hereafter required, we warrant and represent to you that, except as disclosed to Lender in writing:

               (i)     Inventory  is  kept  only  at  the  Inventory   Locations
described on Schedule 8(P) to this Agreement;

               (ii)    The amount  shown on all  certifications  provided to you

and on our books and records is actually owned by us without any claim or ownership by any other Person;

               (iii) With respect to that Inventory upon which we rely for Inventory Loan advances, all is Eligible Inventory.

               (iv)    Each  Borrower   operating  a  bookstore   presently  has
agreements to acquire Consigned Inventory only with Ingram Industries, Inc.

7.      Notification and Collection.

        We understand that you will:

               (A) At your option, notify all account debtors that Receivables have been assigned to you, you have a security interest therein and payment is to be made to a lockbox;

               (B) To the extent you have not given notice previously, you may request all account debtors to make payments on Receivables directly to you;

               (C) If deemed necessary by you, enforce payment and collect in your name, by legal proceedings or otherwise, our Receivables and to charge the collection costs and expenses to our Receivables Loan account; and

               (D) If deemed necessary by you, take control in any manner of any cash or non-cash proceeds of Receivables and of any rejected, returned, stopped in transit or repossessed goods relating to Receivables.

8. Power of Attorney. We hereby irrevocably designate, make, constitute and appoint you (and any agents designated by you) as our true and lawful attorney, with power, without notice to us and at such time or times hereafter as you may in your sole discretion determine, in our name or your name and at our expense:

               (A)     To demand payment of Receivables;

               (B) To enforce payment of Receivables, by legal proceedings or otherwise;

               (C) To exercise all of our rights and remedies with respect to the collection of Receivables;

               (D) To settle, adjust, compromise, extend or renew any Receivables;

               (E) To settle, adjust or compromise any legal proceedings brought to collect Receivables;

               (F) To sell or assign any Receivables upon such terms, for such amount and at such time as you deem advisable;

               (G)     To discharge and release any Receivables;

               (H) To prepare, file and sign our name on any proof of claim in bankruptcy or similar document against any account debtor;

               (I) To prepare, file and sign our name on any financing statement, notice of lien, claim of mechanic's lien, assignment or satisfaction of lien or mechanics lien, or similar document in connection with any Receivables;

               (J)     To do  all  acts  and  things  necessary,  in  your  sole
                       discretion,   to  fulfill  our   obligations   under  the
                       Agreement and this Rider;

               (K) To endorse our name upon any checks, notes, acceptances, money orders or other forms of payment and to deposit the same in the Cash Collateral Receivable on account of our Obligations;

               (L) To endorse our name upon any chattel paper, document, instrument, freight bill, bill of lading or similar document or agreement relating to any Receivables or goods pertaining thereto;

               (M) To sign our name to verifications of Receivables and notices thereof to account debtors; and

               (N) To notify the post office authorities, after our Default under this Agreement, to change the address for delivery of our mail to an address designated by you and to open such mail for purposes of collecting Receivables.

We ratify and approve all acts of you and your designee. Neither you nor your designee will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable until the Obligations have been fully satisfied.

9. Costs and Expenses. All costs and expenses incurred by you in any manner or way with respect to your enforcement of your rights and remedies under the Agreement or this Rider or with respect to your collection of Receivables or protection of your security interest in Receivables and the Collateral, whether by suit or otherwise, or with respect to your notification of account debtors or verification of Receivables shall be a part of the Obligations and payable on demand. Without limiting the generality of the foregoing, such costs and expenses include reasonable attorneys' fees, court costs, court reporting expenses, long distance telephone charges, postage, telegram charges, wire transfer expenses, expenses of auditors, collectors, clerks and investigators, expenses for travel, lodging and food and expenses for repairing, altering or supplying goods, if any, necessary to fulfill in whole or in part any purchase order of any account debtor from which the Receivables involved have arisen.

10. Termination. This Rider and your and our respective obligations hereunder shall terminate upon payment in full of the Obligations or upon our execution and your acceptance of a subsequently numbered and/or dated Term Sheet and Receivables Loan Rider.

                                Very truly yours,

                                GAYLORD COMPANIES, INC.,
                                a Delaware corporation



                                By:  /s/ John Gaylord
                                   ----------------------------------------
                                       John Gaylord
                                Its:   Chairman and Chief Executive Officer


                                GAYLORD BOOK COMPANY,
                                an Ohio corporation



                                By:  /s/ John Gaylord
                                   ----------------------------------------
                                       John Gaylord
                                Its:   Chairman and Chief Executive Officer


                                THE COOKSTORE, INC.,
                                an Ohio corporation



                                By:  /s/ John Gaylord
                                   ----------------------------------------
                                       John Gaylord
                                Its:   Chairman and Chief Executive Officer

                                SAWWORTH BOOK COMPANY,
                                an Ohio corporation



                                By:  /s/ John Gaylord
                                   ----------------------------------------
                                       John Gaylord
                                Its:   Chairman and Chief Executive Officer


                                GAYLORD'S, INC.,
                                an Ohio corporation



                                By:  /s/ John Gaylord
                                   ----------------------------------------
                                       John Gaylord
                                Its:   Chairman and Chief Executive Officer


                                THE COOKSTORE WORTHINGTON, INC.,
                                an Ohio corporation



                                By:  /s/ John Gaylord
                                   ----------------------------------------
                                       John Gaylord
                                Its:   Chairman and Chief Executive Officer


                                GAYLORD ENTERPRISES, INC.,
                                an Ohio corporation



                                By:  /s/ John Gaylord
                                   ----------------------------------------
                                       John Gaylord
                                Its:   Chairman and Chief Executive Officer

Accepted on April 23, 1997

GREENFIELD COMMERCIAL CREDIT, L.L.C.


By:  /s/ Donald G. Barr, Jr.
   ----------------------------------------
        Donald G. Barr, Jr.
Its:    President

                                   TERM SHEET


                                  ATTACHMENT TO
                         REVOLVING CREDIT LOAN RIDER #1
                           DATED AS OF APRIL 23, 1997
                         TO LOAN AND SECURITY AGREEMENT
                           DATED AS OF APRIL 23, 1997

Paragraph           Provisions                         Terms
---------           ----------                         -----

2(A)(i              Maximum Loan Amount                $1,000,000.00

2(A)(ii)            Percentage Advance Rate

                       Eligible Receivables            60%

                       Eligible Inventory

                              Cookstore                60%
                              Data Base Bookstore*     60%**



2(B)           Effective Rate                          8% plus the Prime Rate
               Default Rate                            12% plus the Prime Rate



2(D) Use of Proceeds - working capital for operations and funds to repay all indebtedness to Bank One, Columbus, N.A. and Francie Whittenberg


        We understand that this Term Sheet defines certain terms used in the Revolving Credit Loan Rider (the "Rider") to which this Term Sheet is attached. We have read the Rider and this Term Sheet and fully understand their relationship. By executing both documents, we acknowledge the foregoing.

GREENFIELD COMMERCIAL CREDIT, L.L.C.        GAYLORD COMPANIES, INC.,
                                            a Delaware corporation

By:  /s/ Donald G. Barr, Jr.                By:  /s/ John Gaylord
   ---------------------------------           -----------------------------
        Donald G. Barr, Jr.                        John Gaylord
Its:    President                           Its:   Chairman and Chief
                                                   Executive Officer



        *Bookstore inventory on data base only and excluding all Consigned Inventory.

        **Lender may lower the Percentage Advance Rate to 30% after 90 days if Borrower has not delivered to Lender a complete physical inventory of the bookstore inventory.

                              REVOLVING CREDIT NOTE


$1,000,000
Due Date:  The earlier of Demand
or July 22, 1997                                          Dated:  April 23, 1997


        FOR VALUE RECEIVED, the undersigned ("Borrower"), promises to pay to the order of GREENFIELD COMMERCIAL CREDIT, L.L.C., a Michigan limited liability company (the "Lender"), at its office at 480 Pierce Street, Birmingham,
Michigan, or at such other place as Lender may designate in writing, the principal sum of One Million and 00/100 Dollars ($1,000,000.00), or such lesser sum as shall have been advanced by Lender to Borrower pursuant to that certain Loan and Security Agreement dated as of the date hereof, between Borrower and Lender (which, together with all amendments and modifications thereof, is hereinafter referred to as the "Loan Agreement"), plus interest as hereinafter provided, all lawful money of the United States of America, in accordance with the terms hereof.

        The unpaid principal balance of this Revolving Credit Note ("Note") shall bear interest computed upon the basis of a year of 360 days for the actual number of days elapsed in a month, at a per annum rate of interest (the
"Effective Rate") which is equal to the Prime Rate (hereafter defined) plus eight percent (8%), as such rate shall vary from time to time, upwards and downwards, and each such Prime Rate change shall cause an identical change in the Effective Rate to occur effective immediately. "Prime Rate" means that rate of interest published from day to day in the Wall Street Journal in its "Money Rates" column as the "Prime Rate." Should such publication not continue to publish the Prime Rate or a substitute rate, then Lender will select a comparable announced rate.

        Interest on all principal amounts advanced by Lender from time to time and unpaid by Borrower shall be paid on the first day of the month hereafter and on the first day of each month thereafter until the Due Date, upon which date the entire unpaid principal balance of this Note, together with all accrued and unpaid interest, shall be due and payable in full. In addition to the foregoing, Borrower shall pay to Lender on the first day of each month with respect to the prior calendar month or portion thereof, the amount, if any, necessary to pay the fees as set forth in the Loan Agreement.

        Advances of principal, repayment, and readvances may be made under this Note from time to time, upon the terms set forth in the Loan Agreement and said Loan Agreement is incorporated herein by reference. Mandatory repayments of principal before the Due Date shall be made by Borrower to Lender pursuant to the Loan Agreement. All Advances made hereunder shall be charged to a Loan Account in Borrower's name on Lender's books, and Lender shall debit to such account the amount of each Advance made to, and credit to such account the amount of each repayment made by Borrower. Lender shall furnish Borrower with a monthly statement of Borrower's loan account, which statement shall be deemed to be correct, accepted by, and binding upon Borrower, unless Lender receives a written statement of exceptions from Borrower within thirty (30) days after such statement has been furnished. Borrower expressly assumes all risks of loss or delay in the delivery of any payments made by mail, and no course of conduct or dealing shall affect Borrowers assumption of these risks.

        Upon the Due Date, which Borrower acknowledges may be upon demand, Lender, without prior notice to Borrower, may declare the entire unpaid principal balance of this Note and all accrued interest, together with all other indebtedness of Borrower to Lender, to be immediately due and payable. Upon the occurrence of any Default specified in the Loan Agreement or upon demand, the unpaid principal balance of this Note shall bear interest at a rate which is four percent (4.0%) greater than the Effective Rate otherwise applicable. After Default or Demand, Lender may apply its own indebtedness or liability to Borrower to any indebtedness due under this Note. Borrower agrees to pay all of the Lender's costs incurred in the collection of this Note as provided in the Loan Agreement.

        Acceptance by Lender of any payment in an amount less than the amount then due shall be deemed an acceptance on account only. Upon any Default, neither the failure of the Lender promptly to exercise its right to declare the outstanding principal and accrued unpaid interest hereunder to be immediately due and payable, nor the failure of the Lender to demand strict performance of any other obligation of the Borrower or any other person who may be liable hereunder, shall constitute a waiver of any such rights, nor a waiver of such rights in connection with any future default on the part of the Borrower or any other person who may be liable hereunder.

        Borrower acknowledges that no Default is necessary for Lender to make Demand.

        Borrower and all endorsees, sureties and guarantors hereof hereby jointly and severally waive presentment for payment, demand, notice of non-payment, notice of protest or protest of this Note, and Lender diligence in collection or bringing suit, and do hereby consent to any and all extensions of time, renewals, waivers or modifications as may be granted by Lender with respect to payment or any other provisions of this Note, and to the release of any collateral or any part thereof, with or without substitution. The liability of Borrower under this Note shall be absolute and unconditional, without regard to the liability of any other party. This Note has been executed in the State of Michigan, and all rights and obligations hereunder shall be governed by the laws of such state.

        In no event whatsoever shall the interest rate and other charges charged hereunder exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in the final determination, deem applicable hereto. In the event that a court determines that Lender has received interest or other charges hereunder in excess of the highest rate applicable hereto, Lender shall, either in its sole discretion, promptly apply such amounts to the principal due hereunder or refund such amount to Borrower and the provisions herein shall be deemed amended to provide for such permissible rate.

        This Note is issued pursuant to the terms of the Loan Agreement and is secured by the Collateral, as defined in the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement are hereby made a part of this Note and are hereby incorporated by reference.


                                     "BORROWER"

                                     GAYLORD COMPANIES, INC.,
                                      a Delaware corporation



                                     By:  /s/ John Gaylord
                                         ------------------------------------
                                            John Gaylord
                                     Its:   Chairman and Chief Executive Officer

                                        TERM LOAN NOTE


$350,000.00
Due Date:  The earlier of Demand
or October 20, 1997                                       Dated:  April 23, 1997


        FOR VALUE RECEIVED, the undersigned ("Borrower"), promises to pay to the order of GREENFIELD COMMERCIAL CREDIT, L.L.C., a Michigan limited liability company (the "Lender"), at its office at 480 Pierce Street, Birmingham,
Michigan, or at such other place as Lender may designate in writing, the principal sum of Three Hundred Fifty Thousand and 00/100 Dollars ($350,000.00), or such lesser sum as shall have been advanced by Lender to Borrower pursuant to that certain Loan and Security Agreement dated as of the date hereof, between Borrower and Lender (which, together with all amendments and modifications thereof, is hereinafter referred to as the "Loan Agreement"), plus interest as hereinafter provided, all lawful money of the United States of America, in accordance with the terms hereof.

        The unpaid principal balance of this Term Loan Note ("Note") shall bear interest computed upon the basis of a year of 360 days for the actual number of days elapsed in a month, at a per annum rate of interest (the "Effective Rate") which is equal to the Prime Rate plus five and eighty-five hundredths (5.85%) percent, as such rate shall vary from time to time, upwards and downwards, and each such Prime Rate change shall cause an identical change in the Effective Rate to occur effective immediately. "Prime Rate" means that rate of interest published from day to day in the Wall Street Journal in its "Money Rates" column as the "Prime Rate." Should such publication not continue to publish the Prime Rate or a substitute rate, then Lender will select a comparable announced rate.

        Interest on all principal amounts advanced by Lender from time to time and unpaid by Borrower shall be paid on the first day of the month hereafter and on the first day of each month thereafter until the Due Date, upon which date the entire unpaid principal balance of this Note, together with all accrued and unpaid interest, shall be due and payable in full. In addition to the foregoing, Borrower shall pay to Lender on the first day of each month with respect to the prior calendar month or portion thereof, the amount, if any, necessary to pay the fees as set forth in the Loan Agreement.

        Upon the Due Date, which Borrower acknowledges may be upon demand, Lender, without prior notice to Borrower, may declare the entire unpaid principal balance of this Note and all accrued interest, together with all other indebtedness of Borrower to Lender, to be immediately due and payable. Upon the occurrence of any Default specified in the Loan Agreement or upon demand, the unpaid principal balance of this Note shall bear interest at a rate which is six and 15/100ths percent (6.15%) greater than the Effective Rate otherwise applicable. After Default or Demand, Lender may apply its own indebtedness or liability to Borrower to any indebtedness due under this Note. Borrower agrees to pay all of the Lender's costs incurred in the collection of this Note as provided in the Loan Agreement.

        Acceptance by Lender of any payment in an amount less than the amount then due shall be deemed an acceptance on account only. Upon any Default, neither the failure of the Lender promptly to exercise its right to declare the outstanding principal and accrued unpaid interest hereunder to be immediately due and payable, nor the failure of the Lender to demand strict performance of any other obligation of the Borrower or any other person who may be liable hereunder, shall constitute a waiver of any such rights, nor a waiver of such rights in connection with any future default on the part of the Borrower or any other person who may be liable hereunder.

        Borrower acknowledges that no Default is necessary for Lender to make Demand.

        Borrower and all endorsees, sureties and guarantors hereof hereby jointly and severally waive presentment for payment, demand, notice of non-payment, notice of protest or protest of this Note, and Lender diligence in collection or bringing suit, and do hereby consent to any and all extensions of time, renewals, waivers or modifications as may be granted by Lender with respect to payment or any other provisions of this Note, and to the release of any collateral or any part thereof, with or without substitution. The liability of Borrower under this Note shall be absolute and unconditional, without regard to the liability of any other party. This Note has been executed in the State of Michigan, and all rights and obligations hereunder shall be governed by the laws of such state.

        In no event whatsoever shall the interest rate and other charges charged hereunder exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in the final determination, deem applicable hereto. In the event that a court determines that Lender has received interest or other charges hereunder in excess of the highest rate applicable hereto, Lender shall, either in its sole discretion, promptly apply such amounts to the principal due hereunder or refund such amount to Borrower and the provisions herein shall be deemed amended to provide for such permissible rate.

        This Note is issued pursuant to the terms of the Loan Agreement and is secured by the Collateral, as defined in the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement are hereby made a part of this Note and are hereby incorporated by reference.


                                     "BORROWER"

                                     GAYLORD COMPANIES, INC.,
                                      a Delaware corporation



                                     By:  /s/ John Gaylord
                                         ------------------------------------
                                            John Gaylord
                                     Its:   Chairman and Chief Executive Officer

                   TURNAROUND AGREEMENT AND IRREVOCABLE PROXY


         TURNAROUND AGREEMENT AND IRREVOCABLE PROXY (the "Agreement"), dated as of April 21, 1997, by and among THE GAYLORD COMPANIES, INC., a Delaware corporation (the "Corporation"), GREENFIELD COMMERCIAL CREDIT, L.L.C., a Michigan limited liability company (the "Lender"), the Corporation's stockholders who are signatories hereto (hereinafter referred to individually as a "Stockholder" and collectively as the "Stockholders"), and the Corporation's wholly-owned subsidiaries signing this Agreement.

                              B A C K G R O U N D:

        A. The Stockholders are the record and beneficial owners of the number of shares of common stock, $.001 par value per share (the "Common Stock"), of the Corporation set forth opposite their signatures at the foot of this Agreement (such shares being hereinafter collectively referred to as the "Corporation Shares");

        B. The Corporation is the owner of all of the shares of common stock (the "Subsidiary Shares" and, collectively with the Corporation Shares, the "Shares") of each of its corporate subsidiaries which are signatories to this Agreement, to wit: The Cookstore, Inc., Sawworth Book Company, Gaylord's, Inc., The Cookstore Worthington, Inc., Gaylord Book Company and Gaylord Enterprises, Inc. (each a "Subsidiary", collectively, the "Subsidiaries" and, collectively with the Corporation, the "Corporate Group").

        C. The Corporate Group has experienced financial difficulties and has for several months attempted to obtain permanent replacement financing for its operations (the "Financing"), while contemporaneously attempting to obtain additional capital for the expansion of its retail store operations (the "Recapitalization").

        D. The current principal lender of the Corporate Group has imposed conditions upon the financing available to the Corporate Group which threaten its continued operations and pursuit of the Recapitalization.

        E. The Corporate Group desires to obtain interim loans for a period of up to six months (the "Loan Period") in an aggregate principal amount of up to $1,350,000 (the "Loans") from the Lender pursuant to a loan agreement of even date herewith among the Lender, the Corporate Group and John Gaylord (the "Loan Agreement") for the purpose of allowing the Corporate Group a sufficient opportunity to complete the Recapitalization and obtain the Financing;

        F. The parties hereto acknowledge that if the Financing and/or the Recapitalization are not completed within the Loan Period that necessary and appropriate reductions in costs, increases in efficiencies and other measures (a "Turnaround Plan") must be implemented so as to restore the profitability of the Corporate Group.

        G. The members of the Corporate Group, with the assistance of the Stockholders, desire to assure Lender that they will implement a Turnaround Plan in the event the Corporate Group is unsuccessful in obtaining the Financing and/or completing the Recapitalization.

        NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter contained, the parties hereto, intending to be legally bound, hereby agree as follows:

        1. Turnaround Plan. Each Member of the Corporate Group agrees that in the event of a Default under the terms of the Loan Agreement, including the failure of the Corporation to repay all amounts due to Lender at the maturity of the Loans, they shall mutually engage the services of Richard G. Gorges & Associates of Troy, Michigan ("Consultant") on terms satisfactory to the Lender. The terms of the engagement of Consultant shall include the immediate implementation of a Turnaround Plan recommended by Consultant for the operations of the Corporation and the Subsidiaries and its immediate implementation by the Corporate Group.

        2. Implementation of Turnaround Plan. The Stockholders and the Corporate Group agree that in the event they fail to so engage Consultant and/or implement a Turnaround Plan, that it is their desire that Lender have the ability to cause the Corporation to so engage Consultant and to cause the Corporate Group to immediately implement a Turnaround Plan by exercising the voting power represented by the Shares pursuant to the proxy rights granted in Paragraph 3 below.

        3. Irrevocable Proxy. Subject to the terms, conditions and provisos hereinafter set forth, for so long as any of the Obligations (as defined in the Loan Agreement) remain outstanding, each of the Stockholders and the Corporation, does hereby irrevocably nominate and appoint the Lender as its, his or her true and lawful proxy, with full power of substitution, in its, his or her name, place and stead, to vote all of the Shares owned by such Stockholder and/or the Corporation and standing in its, his or her name, at any meeting of the stockholders of the Corporation or any Subsidiary, as the case may be, and upon any matter in which the stockholders of the Corporation or any Subsidiary are entitled to vote; provided, that, for so long as no Default (as defined in the Loan Agreement) has occurred and is continuing, the Stockholder and the Corporation shall be entitled to vote the Shares owned by it, him or her and standing in its, his or her name with respect to all such corporate matters. Upon the occurrence of a Default, and during the continuance thereof, the Lender shall have the irrevocable full power and authority, as the true and lawful proxy of the Stockholders and the Corporation, to vote in person or by further proxy, the Shares at all meetings of the stockholders of the Corporation and any Subsidiary, as applicable, or to give written consents in lieu of voting such Shares in respect of any and all matters on which such Shares are entitled to vote, including, without limitation, the election of directors. During any such period in which the Lender shall have the right to exercise voting powers with respect to the Shares, the Lender shall have the right to waive notice of any meeting of the stockholders of the Corporation and any Subsidiary, as applicable, in respect of such Shares and may exercise any power or perform any act hereunder by an agent or attorney duly authorized and appointed by it. The irrevocable proxy set forth above is a power coupled with an interest.

        4. No Conflict. Nothing herein contained shall disqualify the Lender from serving as such proxy by reason of the fact that the Lender or any firm or corporation affiliated with the Lender is in any way interested in such transaction or contract.

        5.     Receipt of Additional Stock Certificates.

               (a) In the event that the Stockholders or the Corporation or any of them shall receive any shares of the Corporation or any Subsidiary or any successor or successors of the Corporate Group issued by way of dividend, split-up, recapitalization, reorganization, merger, consolidation, or any other change or adjustment in respect of the Shares held by any of them prior to the payment of the Obligations, such Stockholders and the Corporation, as applicable, shall hold the stock certificates representing such additional or changed shares, to the extent that such shares have voting rights (including voting rights contingent upon the occurrence of specified events), subject to the terms of this Agreement, and the provisions of Paragraph 3 above shall apply thereto.

               (b) The term "Shares", as used in this Agreement, shall include, in addition to the Corporation Shares owned of record by the Stockholders on the date hereof, as indicated opposite the signature of such Stockholder below, and the Subsidiary Shares owned of record by the Corporation on the date hereof, all additional shares of common stock or other securities of the Corporation or any Subsidiary, as the case may be, having power to vote for the election of directors of the Corporation or any Subsidiary, as the case may be, or any successor or successors of the members of the Corporate Group, acquired by the Stockholders or the Corporation pursuant to Paragraph 5(a) above.

        6.    Representations and Covenants as to Capitalization of Corporation.

               (a) The Stockholders and the Corporation hereby represent and warrant to Lender that the total number of issued and outstanding shares of voting stock of the Corporation as of the date hereof is 3,785,000; and that the total number of voting shares of the Corporation beneficially owned by the Stockholders and which are the subject of this Agreement as of the date hereof is 1,930,525. None of the Stockholders holds any options, warrants, rights, or other securities of the Corporation to acquire or purchase any voting securities of the Corporation or to convert other securities of the Corporation into such voting securities except that the 60,000 share of the Corporation's Series A Preferred Stock ($5.00 Par Value), all of which is owned by the Stockholders, is convertible into Common Stock at the rate of approximately $.84 per share of such Common Stock for each dollar of Par Value of each such share of such Preferred Stock.

               (b) Prior to payment in full of the Obligations, the Corporation shall not, without Lender's prior written consent, issue any Common Stock or other voting securities (or securities convertible into Common Stock or such voting securities) except in connection with the exercise of warrants currently outstanding. Except as described in the Corporation's Annual Report for the Fiscal Year ended December 31, 1996 filed on Form 10-KSB with the Securities and Exchange Commission, no warrants or similar rights to purchase, acquire or convert into voting securities of the Corporation are outstanding.

               (c) Prior to payment in full of the Obligations, the Corporation and the Subsidiaries shall not authorize the issuance, and shall not issue, any additional shares of common stock, any voting securities and any securities convertible into such common stock or other voting securities, except as shall be required in connection with the exercise or conversion of warrants and other rights to purchase, or to convert securities of the Corporation into, Common Stock, but only to the extent that such warrants and other rights are outstanding on the date hereof and described in the Corporation's 1996 Form 10KSB.

        7.     Termination.

               (a) The irrevocable proxy created hereby shall be effective and remain in force until the payment in full of the Obligations.

               (b) The death, disability or incompetency of a Stockholder during the term of this Agreement shall in no way affect the validity or enforceability of this Agreement the provisions of which shall remain in full force and effect and be binding on the personal representative of such Stockholder.

        8. Notices. All notices, statements, instructions or other documents required to be given hereunder, shall be in writing and shall be given either personally or by mailing the same in a sealed envelope, first-class mail postage prepaid and either registered or certified, return receipt requested, addressed to, or sent by telegram, telex, telecopy of similar form of telecommunication (with a copy to follow by mail):

                      If to the Lender:

                      Greenfield Commercial Credit L.L.C.
                      480 Pierce Street, Suite 290
                      Birmingham, MI  48009

                      If to the Corporation or any Subsidiary

                      The Gaylord Companies, Inc.
                      4006 Venture Court
                      Columbus, OH  43228

and if to the Stockholders, at their respective addresses set forth on the signature pages hereof or to such other addresses as a Stockholder or the Lender shall designate pursuant to notice in the manner set forth herein.

        9. Entire Agreement. This Agreement constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and no modification, amendment or waiver of any provision of this Agreement shall be valid unless in writing signed by the Lender and Stockholders representing a beneficial interest in a majority of the Shares hereunder.

        10. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators and permitted successors and assigns.

        11. Governing Law. Regardless of the place of execution, this Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, except that the proxy set forth in Paragraph 3, to the extent applicable to the voting power of the Corporate Shares, shall be governed by the laws of the State of Delaware (without regard to Delaware's conflicts of laws principles). Each Stockholder agrees to submit to personal jurisdiction and to waive any objection as to venue of federal or state courts in the State of Michigan.

        12. Counterparts. This Agreement may be executed in any number of counterparts as may be convenient or necessary, and it shall not be necessary that the signatures of all parties hereto or thereto be contained on any one counterpart hereof or thereof. Additionally, the parties hereto agree that for purposes of facilitating the execution of this Agreement, (a) the signature pages taken from the separate individually executed counterparts of this Agreement may be combined to form multiple fully executed counterparts and (b) a facsimile transmission shall be deemed to be an original signature for all purposes. All executed counterparts of this Agreement shall be deemed to be originals, but all such counterparts taken together or collectively, as the case may be, shall constitute one and the same agreement.



        IN WITNESS WHEREOF, the undersigned have executed this Turnaround Agreement the day and year first above written.


CORPORATION:

THE GAYLORD COMPANIES, INC.,                       SAWWORTH BOOK COMPANY,
a Delaware corporation                             an Ohio corporation

By:   /s/ John Gaylord                             By:  /s/ John Gaylord
      ----------------                                  ----------------
        John Gaylord                                      John Gaylord
Its:    Chairman and CEO                           Its:  Chairman and CEO


SUBSIDIARIES:

GAYLORD BOOK COMPANY,                              GAYLORD'S, INC.,
an Ohio corporation                                an Ohio corporation

By:   /s/ John Gaylord                             By:  /s/ John Gaylord
      ----------------                                  ----------------
        John Gaylord                                      John Gaylord
Its:    Chairman and CEO                           Its:   Chairman and CEO

GAYLORD ENTERPRISES, INC.                          THE COOKSTORE, INC.
an Ohio corporation                                an Ohio corporation

By:   /s/ John Gaylord                             By:  /s/ John Gaylord
      ----------------                                  ----------------
        John Gaylord                                      John Gaylord
Its:    Chairman and CEO                           Its:   Chairman and CEO

THE COOKSTORE WORTHINGTON, INC.
an Ohio corporation

By:   /s/ John Gaylord
      ----------------
        John Gaylord
Its:    Chairman and CEO

LENDER:

GREENFIELD COMMERCIAL CREDIT L.L.C.

By:   /s/ Donald G. Barr, Jr.
      -----------------------
        Donald G. Barr, Jr.
Its:    President

STOCKHOLDERS:                               No. of Shares of Common Stock Owned
-------------                               -----------------------------------

                                                          678,580
George Gaylord

                                                          424,691
John Gaylord

                                                          198,344
Judy Gaylord

                                                          198,344
Janet Gaylord Goodburn

                                                          198,344
Susan Gaylord Noble

                                                          160,877
John D. Crister

                                                           71,345
Jennifer Lynn Gaylord